SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


   Filed by the registrant  |X|
   Filed by a party other than the Registrant  |_|

   Check the appropriate box:
   |_| Preliminary proxy statement:          |_| Confidential, for Use of the
   |X| Definitive proxy statement                Commission Only (as permitted
   |_| Definitive additional materials           by Rule 14a-6(e)(2))
   |_| Soliciting material pursuant to
       Rule 14a-11(c) or Rule 14a-12

                                  Fundtech Ltd.
                (Name of Registrant as Specified in its Charter)

   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
   |X| No fee required.
   |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   (1) Title of each class of securities to which transaction applies:

   (2) Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.

   (4) Proposed maximum aggregate value of transaction:

   (5) Total fee paid:

   |_| Fee paid previously with preliminary materials.

   |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1) Amount previously paid:

   (2) Form, Schedule or Registration Statement No.:

   (3) Filing party: Registrant

   (4) Date filed:

                                  FUNDTECH LTD.
                         12 Ha'hilazon Street, 5th Floor
                                Ramat-Gan, Israel



                              [FUNDTECH LTD. LOGO]


                                                                 January 4, 2002


Dear Shareholder:

            You are cordially invited to attend the 2001 Annual Meeting of Shareholders of Fundtech Ltd. (the "Company") on January 31, 2002, beginning at 5:00 p.m., local time, at the Company's offices at 12 Ha'hilazon Street, 5th floor, Ramat-Gan, Israel. We look forward to greeting as many of you as can attend the Annual Meeting.

            Holders of the Company's Ordinary Shares are being asked to vote on the matters listed in the enclosed Notice of Annual Meeting of Shareholders. Your Board of Directors recommends a vote "FOR" all of the matters set forth in the Notice.

            Whether or not you plan to attend the Annual Meeting, it is important that your Ordinary Shares be represented and voted at the Annual Meeting. Accordingly, after reading the enclosed Notice of Annual Meeting and accompanying Proxy Statement, please sign, date and mail the enclosed proxy card in the envelope provided.

            At the Annual Meeting, we will also report to you on the Company's current operations and outlook. Members of Board of Directors and management will be pleased to respond to any questions you may have.

            Your cooperation is appreciated.

                                    Very truly yours,


                                    /s/ Reuven Ben-Menachem
                                    ---------------------------
                                    Reuven Ben-Menachem

                                    Chairman of the Board and Chief Executive
                                    Officer

                                  FUNDTECH LTD.
                         12 Ha'hilazon Street, 5th Floor
                                Ramat-Gan, Israel

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders
of Fundtech Ltd.:

      The Annual Meeting of Shareholders of Fundtech Ltd. ("Fundtech" or the "Company") will be held at the Company's offices at 12 Ha'hilazon Street, 5th floor, Ramat-Gan, Israel, on January 31, 2002, at 5:00 p.m., local time, for the following purposes:

1. To elect the panel of six directors of the Company, the directors to serve until his/her respective successor is elected and qualified. George M. Lieberman who was elected as an external director for the purpose of the Companies Law, 5759-1999 ("Companies Law") at the previous annual meeting will continue to serve out his three (3) year term (from the date of his election) as an external director of the Company ("Proposal 1").

2. To elect Ben-Zion Zilberfarb from among the Panel to serve as an external director of the Company for a fixed period of three (3) years from the date of his election. If elected, Mr. Zilberfarb will join Mr. Lieberman as one of the two external directors required by the Companies Law ("Proposal 2").

3. To ratify and approve an amendment to the Director's Option Plan increasing the number of options that may be granted pursuant to such Directors' Option Plan of the Company and to increase the number of Ordinary Shares reserved for issuance upon exercise of the options granted pursuant to such Directors' Option Plan ("Proposal 3").

4. To approve the compensation of the Company's directors (other than Reuven Ben Menachem and the external directors) for serving on the Board of Directors following their election at this Annual Meeting and to approve the compensation of the external directors for serving on the Board of Directors ("Proposal 4").

5. To approve the compensation of Gil Weiser, a director of the Company, for consulting services provided by him to Biveroni Batschelet Partners AG, the Company's indirectly wholly owned Swiss subsidiary ("Proposal 5").

6. To ratify and approve the compensation of (including the grant of stock options to) Mr. Reuven Ben-Menachem, the Chief Executive Officer and a director of the Company ("Proposal 6").

7. To ratify and approve amendments to the 1997 Israel Plan and the 1997 U.S. Plan of the Company, (collectively the "1997 Plans"), decreasing the aggregate number of options that may be granted pursuant to such 1997 Plans and decreasing the number of Ordinary Shares reserved for issuance upon exercise of the options granted pursuant to such 1997 Plans. To ratify and approve amendments to the 1999 Option Plan of the Company increasing the aggregate number of options that may be granted pursuant to such 1999 Option Plan and increasing the number of Ordinary Shares reserved for issuance upon exercise of the options granted pursuant to such 1999 Option Plan. Such increase will be equal to the total reductions in the 1997 Plans as well as the expiration of options previously allocated to the recently lapsed 1996 Israel Plan and the 1996 U.S. Plan (collectively "Proposal 7").

8. To ratify the appointment of Kost, Forer and Gabbay, a member of Ernst & Young International, independent certified public accountants, as auditors for Fundtech for fiscal year 2001 and to authorize the Board of Directors to set the remuneration for such auditors ("Proposal 8").

9. To ratify and approve amendments to the Articles of Association of the Company ("Proposal 9").

10. To ratify and approve the purchase by the Company of liability insurance for the benefit of the directors of the Company, the undertaking in advance by the Company to indemnify such directors, and the exemption of such directors from their duty of care, all to the fullest extent and as permitted under the Companies Law ("Proposal 10").

11. To act upon such other matters as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

      In addition, the Annual Meeting shall include a general discussion with respect to the financial statements contained in the Company's Annual Report, a copy of which is enclosed herein. Only shareholders of record at the close of business on December 28, 2001, are entitled to notice of, and to vote at, the Annual Meeting.

      WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING AND REGARDLESS OF THE NUMBER OF ORDINARY SHARES YOU OWN, YOU ARE REQUESTED TO FILL IN, DATE AND SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND TO MAIL IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

      You may revoke your proxy by filing with the Secretary of the Company a written revocation or a proxy bearing a later date at any time prior to the time it is voted, or by voting in person at the Annual Meeting.

                                    By Order of the Board of Directors,


                                    /s/ Michael S. Hyman
                                    --------------------------------
                                    Michael S. Hyman
                                    Vice President, General Counsel and
                                    Secretary

Ramat-Gan, Israel
January 4, 2002

                                  FUNDTECH LTD.
                         12 Ha'hilazon Street, 5th Floor
                                Ramat-Gan, Israel

                              --------------------

                                 PROXY STATEMENT

                              --------------------


General Information


            The accompanying proxy is solicited by the Board of Directors of Fundtech Ltd., an Israeli company ("Fundtech" or the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held on January 31, 2002, at 5:00 p.m., local time, at the Company's offices at 12 Ha'hilazon Street 5th Floor, Ramat-Gan, Israel, and at any adjournment or adjournments thereof (the "Annual Meeting"). This Proxy Statement is being furnished to holders of Ordinary Shares, par value NIS. 0.01 ("Ordinary Shares"), at the close of business on December 28, 2001 (Eastern Standard Time) (the "Record Date").

            All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the accompanying materials will be paid by the Company. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies by telephone, telegram or by personal interviews. Such persons will receive no additional compensation for such services. The Company will reimburse brokers and certain other persons for their charges and expenses in forwarding proxy materials to the beneficial owners of Ordinary Shares.

            Gil Gadot, Executive Vice President of Technology and General Manager of Israel Operations and Gil Weiser, a director of the Company, have each been selected as proxies by the Board of Directors of the Company with respect to the matters to be voted upon at the Annual Meeting.

            All Ordinary Shares represented by properly executed proxies received at least twenty-four (24) hours prior to the Annual Meeting and not revoked prior to the Annual Meeting in accordance with the procedure therefor will be voted and will be voted as specified in the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted in accordance with the recommendations of the Board of Directors contained in this Proxy Statement and, in the discretion of either person named in the proxy, on such other matters as may properly come before the Annual Meeting.

            A shareholder may revoke his, her or its proxy at any time prior to use of such proxy by delivering to the Secretary of the Company a signed notice of revocation, or a later dated and signed proxy, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in itself constitute the revocation of proxy.

            This Proxy Statement was preceded or is accompanied by Fundtech's Annual Report to shareholders for the fiscal year ended December 31, 2000. This Proxy Statement and the accompanying form of proxy are being furnished to shareholders on or about January 4, 2002.


Shareholders Entitled to Vote

            Shareholders of record owning Ordinary Shares on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, there were 14,261,596 Ordinary Shares outstanding (this figure excludes 50,002 Deferred Ordinary Shares, par value NIS. 0.01, which do not have voting or any other rights other than the right to receive par value upon liquidation), with each Ordinary Share entitled to one vote per share on each matter submitted to shareholders for consideration at the Annual Meeting.

Quorum; Required Vote

            The presence, in person or by proxy, of at least two holders of record holding at least thirty three and a third percent (33 1/3%) of the issued and outstanding Ordinary Shares entitled to vote at the Annual Meeting is necessary to constitute a quorum and is necessary to hold the Annual Meeting.

            The affirmative vote of a majority of the Ordinary Shares present at the Annual Meeting is required for each of the following: (i) to elect the Panel of directors (Proposal 1); (ii) to elect Ben-Zion Zilberfarb as an external director of the Company to serve for a fixed period of three (3) years from the date of his election (Proposal 2); (iii) to ratify and approve an amendment to the Directors' Option Plan increasing in the number of options that may be granted pursuant to such Directors' Option Plan of the Company and increasing the number of Ordinary Shares reserved for issuance upon exercise of the options granted pursuant to such Directors' Option Plan (Proposal 3); (iv) to approve the compensation of the Company's directors for the duration of each director's service (Proposal 4); (v) to approve the compensation of Gil Weiser, a director of the Company for consulting services provided to Biveroni Batschelet Partners AG ("BBP"), the Company's indirectly wholly owned Swiss subsidiary (Proposal 5);
(vi) to ratify and approve the compensation of (including the grant of stock options) to Mr. Reuven Ben-Menachem, a director and Chief Executive Officer of the Company (Proposal 6); (vii) to ratify and approve amendments to the 1997 Israel Plan and the 1997 U.S. Plan of the Company, (collectively the "1997 Plans") decreasing the aggregate number of options that may be granted pursuant to such 1997 Plans and decreasing the number of Ordinary Shares reserved for issuance upon exercise of the options granted pursuant to such 1997 Plans; and to ratify and approve amendments to the 1999 Option Plan increasing the aggregate number of options that may be granted pursuant to such 1999 Option Plan and increasing the number of Ordinary Shares reserved for issuance upon exercise of the options granted pursuant to such 1999 Option Plan; Such increase will be equal to the total reductions in the 1997 Plans as well as the expiration of options previously allocated to the recently lapsed 1996 Plan and the 1996 U.S. Plan (collectively the "1996 Plans") (Proposal 7) (For a summary of the material terms of the 1996 Plans, the 1997 Plans and the 1999 Option Plan, see "Executive Compensation - Stock Option Plans"); (viii) to ratify the appointment of Kost, Forer and Gabbay, a member of Ernst and Young International, as the Company's independent auditors for the fiscal year 2001, and authorize the Board of Directors to set the remuneration for such auditors (Proposal 8); and (x) to provide liability insurance for the benefit of the Company's directors, to undertake in advance to indemnify such directors and to exempt such directors from their duty of care, all to the fullest extent and as permitted under the Israeli Companies Law ("Companies Laws") (Proposal 10).

             The affirmative vote of seventy five percent (75%) or more of the Ordinary Shares present at the Annual Meeting is required to approve amendments to the Company's Articles of Association (Proposal 9). With respect to the election of Ben-Zion Zilberfarb to serve as an external director (Proposal 2), the majority must include either (i) at least one-third (1/3) of the shares of non-controlling shareholders voting on the matter or (ii) the total shares held by non-controlling shareholders voting against the election may not represent more than one percent of the voting rights in the Company (the "Special Majority").

            On each matter submitted to shareholders for consideration at the Annual Meeting, only Ordinary Shares that are voted in favor of such matter will be counted towards approval of such matter. Ordinary Shares present at the Annual Meeting that are not voted for a particular matter or Ordinary Shares present by proxy where the shareholder properly withheld authority to vote for such matter (including broker non-votes) will not be counted toward approval of such matter.

            A broker non-vote occurs when a nominee holding Ordinary Shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. On all matters considered at the Annual Meeting, abstentions and broker non-votes will be treated as neither a vote "for" nor "against" the matter, although they will be counted as present in determining if a quorum is present.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

            The Board of Directors of the Company has nominated six (6) persons to serve as directors of the Company (the "Panel"). All of the nominees, other than Ben-Zion Zilberfarb, currently serve as directors of the Company and have been nominated to serve as directors until the close of the next annual meeting. George M. Lieberman was previously elected as an external director of the Company and shall continue to serve as an external director for the remainder of his three (3) year term (from the date of his election at the previous annual meeting held on November 30, 2000). Accordingly, Mr. Lieberman will not stand for election at this Annual Meeting. Ben-Zion Zilberfarb has been nominated to serve as the second external director of the Company for a fixed period of three
(3) years from the date of his election at this Annual Meeting. Mr. Zilberfarb will replace Jay B. Morrison, who will resign from his position as external director effective and pending upon election of his replacement at the Annual Meeting.

            Each of the below-named nominees has consented to being named in this Proxy Statement and will serve as a director (and in the case of Ben-Zion Zilberfarb, as an external director) if elected. If at the time of the Annual Meeting, however, any of the below-named nominees (other than Ben-Zion Zilberfarb, who has been nominated as an external director) should be unable or decline to serve as a director, the persons named as proxies herein will vote for such substitute nominee or nominees as the Board of Directors recommends, or will vote to allow the vacancy created thereby to remain open until filled by the Board of Directors.

            The affirmative vote of the holders of a majority of the voting power represented at the Annual Meeting in person or by proxy is necessary to elect each of the below as directors. In addition, the affirmative vote of a Special Majority (as defined above) represented at the meeting in person or by proxy is necessary to elect Ben-Zion Zilberfarb as an external director.

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ELECT THE PANEL AS DIRECTORS OF THE COMPANY.

                  INFORMATION CONCERNING DIRECTORS AND NOMINEES

            The following table lists the name, age and positions with the Company of each of the nominees and the month and year in which each director was first elected.

                                Position with                 Served as
       Name              Age    the Company                   Director Since
       ----              ---    -------------                 --------------

Reuven Ben-Menachem       41    Chairman of the Board,        April 1993
                                Chief Executive
                                Officer and Director

Yeoshua Agassi            53    Director                      June 2001

Rina Shainski             42    Director                      March 1999

Meir Shannie              56    Director                      June 2001

Gil Weiser                60    Director                      July 2000

Ben-Zion Zilberfarb       52    Not currently serving         Nominee for
                                                              External Director

Nominees For Director

            Reuven Ben-Menachem, a co-founder of Fundtech, has served as the Chief Executive Officer and as a director of the Company since its inception in April 1993 and as the Chairman of the Board of Directors of the Company since August 1998. Before founding the Company, Mr. Ben-Menachem was employed at Logica Data Architects, a funds transfer software provider located in Waltham, Massachusetts, most recently as a Technical Director and a Product Manager. From January 1984 until June 1986, Mr. Ben-Menachem served as Director of Banking Systems at Manof Communications Systems, a middleware software provider located in Tel Aviv, Israel. Prior thereto, Mr. Ben-Menachem served as a senior programmer/analyst in the Israeli Air Force. Mr. Ben Menachem studied for a B.A. in Business at Haifa University.

            Yeoshua Agassi, has served as a director of Fundtech since June 2001. Since the Spring of 2001, Mr. Agassi has served as Vice President of Business Development of Clal Industries and Investments Ltd. ("CII"), one of Israel's largest investment and holding companies. CII, located in Tel Aviv, Israel, is invested primarily in the industrial and technology sectors and holds a major equity position in Fundtech. See "Security Ownership of Certain Beneficial Owners and Management." During 2000, Mr. Agassi served as the General Manager of Leumicard Ltd., one of Israel's leading credit card providers and servicers located in Bene Brak, Israel. From 1993 until 1998, Mr. Agassi served as the General Manager of Israeli Direct Insurance Company ("IDI"), a direct insurer located in Tel Aviv, which he co-founded in 1993. Before founding IDI, Mr. Agassi was employed from 1987 until 1992 at The Magen Insurance Company, a direct insurer located in Tel Aviv, most recently as the Vice President of Operations. Mr. Agassi has earned an MBA in Marketing from Bar Ilan University, as well as a B.A. in Economics from Tel Aviv University.

            Rina Shainski, has served as a director of Fundtech since March 1999, after serving as an alternate director of the Company since August 1998. Ms. Shainski has served as General Partner of Carmel Ventures Fund, a venture capital fund located in Hezlia Pituach, since April 2000. From 1997 until 2000, Ms. Shainski served as Vice President of Business Development of Clal Industries and Investments Ltd., one of Israel's largest investment and holding companies. CII, located in Tel Aviv, Israel, is invested primarily in the industrial and technology sectors and holds a major equity position in Fundtech. See "Security Ownership of Certain Beneficial Owners and Management." From 1989 until 1996, Ms. Shainski was employed by Tecnomatix Technologies Ltd. (Israel) located in Hezlia Pituach, a leading provider of Manufacturing Process Management software, most recently as Director, Research and Development and Vice President, Business Development. Ms. Shainski holds an M.Sc. in Computer Science from the Weizmann Institute of Science, Israel and a B.Sc. in Physics from Tel Aviv University. Ms. Shainski is a graduate of the International Executive Program in Insead, Fontainbleau, France.

            Meir Shannie, has served as a director of Fundtech since June 2001. Mr. Shannie has served as the Chief Executive Officer and President of CII since January 2001. See "Security Ownership of Certain Beneficial Owners and Management." From 1997 through 2000, Mr. Shannie was a private businessman consulting for a number of business ventures and companies in Israel. From 1982 until 2000, Mr. Shannie served on the Board of Directors of Sano Bruno's Enterprises Ltd., a leading manufacturer of cleaning and home care products located in Hod Hasharon. From 1996 until 2000, Mr. Shannie served on the Board of Directors of Eden Springs Ltd., a manufacturer and distributor of mineral water located in Bene Brak. During 2000, he served on the Board of Directors of Cellcom Israel Ltd., a leading cellular communications provider in Israel located in Herzlia. From 1993 until 1997, Mr. Shannie served as the Chairman of Israeli Direct Insurance Company, a direct insurer located in Tel Aviv, Israel, which he co-founded in 1993. Presently Mr. Shannie serves as Chairman of the Boards of Directors of Polgat Ltd., a manufacturer of wholesale clothing located in Kiryat Gat and Scitex Corporation Ltd., a holding company focused on digital imaging technologies located in Herzlia and Tel Aviv, as well as on the Boards of Directors of Elite Industries Ltd., a food and candy manufacturer located in Ramat-Gan, American Israeli Paper Mills Ltd., a manufacturer and distributor of paper and paper goods located in Hadera, ECI Telecom Ltd., a provider of integrated network solutions for digital telecommunications and data transmission systems to network service providers located in Israel and Creo Products Ltd, a manufacturer and developer of solutions for the graphic arts industry located in Vancouver, Canada, all publicly traded companies. Mr. Shannie has earned both an MBA and a B.A. from Tel Aviv University.

            Gil Weiser, has served as a director of Fundtech since July 2000 and as a consultant to BBP, the Company's indirectly wholly owned Swiss subsidiary since May 2001. Since December 2000, Mr. Weiser has served as the Vice Chairman of Orama (Tel Aviv), an Israeli/U.S. merchant bank located in Tel Aviv, Israel. In addition, during 2000 and 2001, Mr. Weiser has consulted for and had other affiliations with a number of other Israeli high-tech companies. From early 1999 until the Spring 2000, Mr. Weiser served as the General Manager of Hewlett Packard (Israel), a distributor of Hewlett Packard products and services located in Tel Aviv, Israel. Prior to serving as General Manager of Hewlett Packard (Israel), Mr. Weiser served from 1995 until 1998 as President and Chief Executive Officer of Computation and Measurement Systems Ltd. (CMS) located in Tel Aviv, the Israeli representative of Hewlett Packard. From 1993 to 1995, Mr. Weiser served as President and Chief Executive Officer of Fibronics International Inc., a worldwide provider of network solutions for complex data operations in heterogeneous computing environments located in Haifa, Israel. From 1976 until 1993, Mr. Weiser served as Managing Director of Digital Israel located in Herzlia, a wholly owned subsidiary of Digital Equipment Corporation. Mr. Weiser has and continues to hold significant public positions including Chairman of the Multinational Companies Forum and Vice Chairman of the Israeli Management Center. Presently he serves as Chairman of the Executive Board of Haifa University, one of the leading institutions of higher education in Israel. Mr. Weiser has earned a B.S.E.E. in Electrical Engineering from the Technion as well as an M.S.E.E. in Electronics Computer Sciences from the University of Minnesota.

Nominees For External Director

            Ben-Zion Zilberfarb, is a new nominee to serve on the Board of Directors of Fundtech. Dr. Zilberfarb has served as a Professor of Economics since 1988 and head of the A. Meir Center for Banking at Bar-Ilan University located in Ramat-Gan, Israel, since the fall of 2000. Dr. Zilberfarb also served as the Director General of the Ministry of Finance from March 1998 until July 1999 and as Chairman of the Board of Euro-Trade Bank from March 2000 until April 2001. Dr. Zilberfarb has served on various government committees since 1982, including most recently, as a member of the committee to privatize El Al Airlines, and as a member of the U.S. Israel Bi-national Science Foundation. From January 1989 until February 1998, Dr. Zilberfarb served as the Chairman of the Investment Committee of Bank Leumi Provident Funds, a mutual fund located in Tel Aviv, Israel and as a consultant to several other financial institutions and several government and regulatory authorities including the Israel Securities Authority and the Bank of Israel. Presently, Dr. Zilberfarb serves as Chairman of the Board of Directors of Karnit Insurance Co., as well as on the Board of Directors of Partner Communications. Dr. Zilberfarb has earned a Ph.D in Economics from the University of Pennsylvania and both an M.A. and a B. A. in Economics from Bar-Ilan University.

Currently Serving External Director

            George M. Lieberman has served as a Director of Fundtech since 1998. He is an E-Commerce innovator. Since July, 2000, Mr. Lieberman has served as the Chief Technology Officer of Verus International Group Limited, a global investment company located in New York, New York. Prior to joining Verus International, during 1999 and 2000, Mr. Lieberman served as Chief Information Officer of WIT Capital Group, a pioneer Internet investment firm located in New York, New York. Prior to joining WIT Capital, Mr. Lieberman was employed by Merrill Lynch & Co., one the world's leading financial institutions, from April 1991 through the end of 1999, most recently serving as First Vice President of Technology Strategy and Planning and as a member of the Merrill Lynch Technology Advisory Board. Mr. Lieberman has more than 30 years of information technology management and development experience across a broad spectrum of industries. He holds two computer related patents. Mr. Lieberman was also responsible for the development of major systems projects at many other financial industry companies including Citibank and ADP. Mr. Lieberman holds advanced degrees in Industrial Engineering and Operations Research from New York University. Mr. Lieberman is the Chairman of the Corporate Advisory Board of The Institute for Technology and Enterprise part of the Polytechnic University of New York.

Companies Law

            The Companies Law, 5759-1999 became effective on February 1, 2000. Under the Companies Law, companies incorporated under the laws of Israel whose shares have been offered to the public in or outside of Israel are required to appoint at least two independent, or "external" directors. A person may not be appointed as an external director if the person or the person's relative, partner, employer or any entity under such person's control, has, as of the date of the person's election as an external director, or had, during the two years preceding such election, any affiliation with the company, any person or entity controlling the company or any entity controlled by the company or by this controlling entity. The term "affiliation" includes:

      o     an employment relationship;
      o     business or professional relationship maintained on a regular basis;
      o     control; and
      o     service as an office holder.

            A person may not serve as an external director if the person's other duties or responsibilities create, or may create, a conflict of interest with the person's responsibilities as an external director or may adversely impact such person's ability to serve as an external director.

            Under the Companies Law, each committee which is authorized to exercise one of the functions of the Board of Directors is required to include at least one external director. The term of an external director is three years and may be extended by the shareholders for an additional three year term. Until the lapse of two years from termination of service as director, a company may not engage an external director to serve as an office holder and cannot employ or receive services from that person, either directly or indirectly, including through a corporation controlled by that person. The external directors must be elected by the majority of the shareholders in a general meeting. Such majority must either include at least one-third (1/3) of the shares of non-controlling shareholders voted on the matter, or the total shares of non-controlling shareholders voting against the election may not represent more than one percent (1%) of the voting rights in the company.

            Jay B. Morrison and George M. Lieberman, currently serving as directors of the Company were elected as and currently qualify to serve as external directors under the requirements of the Companies Law. Dr. Zilberfarb, who has been nominated to replace Dr. Morrison as an external director, also meets such requirements.

Audit Committee; Internal Auditor

            Pursuant to the Companies Law, the Board of Directors of a public company must appoint an Audit Committee as well as an internal auditor that meet the following requirements. The Audit Committee must be comprised of at least three directors, including all of the external directors. The Audit Committee may not include the chairman of the Board of Directors, any director employed by the Company or providing services to the Company on a regular basis or a controlling shareholder or his relative. The role of the Audit Committee is to examine problems in the management of the Company, in consultation with the internal auditor and the Company's auditor, and suggest an appropriate course of action. In addition, the approval of the Audit Committee is required in order to take certain actions and to enter into transactions with office holders and interested parties. The role of the internal auditor is to examine, among other things, whether the actions of the Company comply with the law and follow orderly business procedures. The internal auditor may be an employee of the Company but may not be an interested party, an office holder or a relative of an interested party or office holder, and may not be a member of the auditors of the Company or such auditor's representative.

Fiduciary Duties of Office Holders

            The Companies Law codifies the fiduciary duties that "office holder" including directors and executive officers, owe to a company. An office holder's fiduciary duties consist of a duty of care and a duty of loyalty. The duty of care requires an office holder to act with the same level of skill with which a reasonable office holder in the same position would act under the same circumstances. This includes a duty to use reasonable means to obtain information on the advisability of a given action brought for such office holder's approval or performed by him by virtue of his position, and all other significant information pertaining to such action. The duty of loyalty requires an office holder to act in good faith and for the company's benefit, and includes avoiding any conflict of interest between the office holder's position in the company and any other position held by him or his personal affairs, avoiding any competition with the company, avoiding exploiting any business opportunity of the company in order to receive personal advantage for himself or others, and revealing to the company any information or documents relating to the company's affairs which the office holder has received due to his position as an office holder. Each person listed in the nominees table, upon election, will be an officer holder. See "Election of Directors." Under the Companies Law, all arrangements as to compensation of office holders who are not directors require approval of the Board of Directors, in certain cases with the prior approval of the Audit Committee, and, with respect to indemnification and insurance of these office holders, also require Audit Committee approval. Arrangements regarding the compensation of directors, regardless of whether to be paid in such director's position as a director or employee of the Company, require the approval of the Audit Committee, Board of Directors and shareholders.

Approval of Transactions Under the Companies Law

            The Companies Law requires that an office holder of a company promptly disclose any personal interest that he or she may have and all related material information known to him or her in connection with any existing proposed transaction by the company. If the transaction is an extraordinary transaction as defined under the Companies Law, the office holder must also disclose any personal interest held by the office holder's spouse, siblings, parents, grandparents, descendants, spouse's descendants and the spouses of any of the foregoing. In addition, the office holder must also disclose any interest held by any corporation in which the office holder is a five percent (5%) or greater shareholder, director or general manager or in which he or she has the right to appoint at least one director or the general manager. An extraordinary transaction is defined as a transaction which is either (i) not in the ordinary course of business, or (ii) not on market terms, or (iii) likely to have a material impact on the company's profitability, assets or liabilities.

            In the case of a transaction of a company with an office holder, which is not an extraordinary transaction, after the office holder complies with the above disclosure requirement only approval of the Board of Directors is required unless the company's articles of association provide otherwise. Such transaction must not be adverse to the company's interest. Furthermore, if the transaction is an extraordinary transaction, then, in addition to any approval stipulated by the articles of association, it also must be approved by the company's Audit Committee and then by the Board of Directors, and, under certain circumstances, by the shareholders of the company. In most cases an office holder who has a personal interest in a matter which is considered at a meeting of the Board of Directors or the Audit Committee may not be present at the meeting or vote on this matter.

            The Companies Law applies the same disclosure requirements to a controlling shareholder as it does to an office holder of a public company. A controlling shareholder is a shareholder who has the ability to direct the operation of the company (except if such ability derives only from his position as director or office holder in the company), including a shareholder that holds 25% or more of the voting rights if no other shareholder owns more than 50% of the voting rights in the company. Extraordinary transactions with a controlling shareholder or in which a controlling shareholder has a personal interest, and the terms of compensation (whether as an office holder or an employee) of a controlling shareholder who is an office holder, require the approval of the Audit Committee, the Board of Directors and the shareholders of the company. The shareholder approval must include at least one-third of the shareholders who have no personal interest in the transaction and are present (in person or by proxy) at the meeting or, alternatively, the total shareholdings of those who have no personal interest in the transaction who vote against the transaction must not represent more than one percent of the voting rights in the company.

            In addition, a private placement of securities that will increase the relative holdings of a shareholder that holds five percent (5%) or more of a company's outstanding share capital or voting rights (assuming the exercise or conversion of all securities held by such person that are exercisable for or convertible into shares) or that will cause any person to become, as a result of the issuance, a holder of more than five percent (5%) of the company's outstanding share capital or voting rights, requires approval by the Board of Directors and the shareholders of such company.

            The Articles of Association of Fundtech provide that the Board of Directors may delegate all of its powers to such committees of the Board of Directors as it deems appropriate, subject to the provisions of the applicable law.

            For information concerning the direct and indirect personal interests of certain Office Holders and principal shareholders of Fundtech in certain transactions with Fundtech, see "Certain Relationships and Related Party Transactions."

Insurance of Office Holders for a Breach of Their Duty of Care;
Indemnification of Office Holders; Exemption of Office Holders from Their Duty of Care

            Sections 260 and 261 of the Companies Law permit a company to perform both of the following actions, provided that such actions are authorized by the company's articles of association: (i) insure an office holder for the breach of his duty of care or, to the extent he acted in good faith and had a reasonable basis to believe that the act would not prejudice the company, for the breach of his fiduciary duty as well as for monetary liabilities charged against him as a result of an act or omission he committed in connection with his serving as an officer or director of the company, and (ii) indemnify an office holder for monetary liability incurred by him pursuant to a judgment, including a settlement or arbitration decision approved by a court, as well as for reasonable legal expenses incurred by him in an action brought against him by or on behalf of the company or others, or as a result of a criminal charge of which he was acquitted, or as a result of a criminal procedure in which he was convicted of a felony which does not require proof of criminal intent provided that any such liability or expense incurred by such office holder is due to an action performed by such office holder by virtue of his position with the company.

            Under Section 260(B) of the Companies Law, a company is entitled to undertake in advance to indemnify an office holder for the breach of his or her duty of care, provided that the articles of association of the company permit such indemnification in advance and further provided that such indemnification shall be limited to the type of events that, in the discretion of the Board of Directors of the Company, may be anticipated at such time of undertaking and that such undertaking shall be limited to an amount which the Board of Directors deems reasonable in light of the applicable circumstances. These are specifically limited in their scope by Section 263 of the Companies Law, which provides that a company may not indemnify an office holder nor enter into an insurance contract which would provide coverage for any liability incurred as a result of the following: (a) a breach by the office holder of his fiduciary duty unless he acted in good faith and had a reasonable basis to believe that the act would not prejudice the company; (b) a breach by the office holder of his duty of care if such breach was done intentionally or recklessly; (c) any act or omission done with the intent to derive an unlawful personal benefit; or (d) any fine levied against such office holder. In addition, under Section 259 of the Companies Law a company may exempt an office holder from his duty of care to the company, in whole or in part and subject to the limitations of Section 263 of the Companies Law described above, provided that such actions are authorized by the company's articles of association.

            The Articles of Association of Fundtech provide that Fundtech may enter into a contract for the insurance of the liability, in whole or in part, of any of its office holders (as defined below) with respect to: (i) a breach of his duty of care to Fundtech or to another person; (ii) a breach of his fiduciary duty to Fundtech, provided that the office holder acted in good faith and had a reasonable basis to assume that his actions would not adversely affect the best interests of Fundtech; or (iii) a financial liability imposed upon him in favor of another person in respect of an act performed by him in his capacity as an office holder of Fundtech. In addition, Fundtech may indemnify an office holder against: (i) a financial liability imposed on him in favor of another person by any judgment, including a compromise judgment or an arbitrator's award approved by a court in respect of an act performed in his capacity as an office holder of Fundtech, and (ii) reasonable litigation expenses, including attorneys' fees, incurred by such office holder or charged to him by a court in proceedings instituted against him by Fundtech or on its behalf or by another person, or in a criminal charge from which he was acquitted, all in respect of an act performed in his capacity as an office holder of Fundtech.

Committees of the Board of Directors

            The Board of Directors of the Company has an Audit and Control Committee (the "Audit Committee") and a Compensation Committee.

Audit Committee

            The Audit Committee, which in 2000 consisted of Dr. Jay B. Morrison, Mr. George M. Lieberman and Ms. Rina Shainski, exercises the powers of the Board of Directors with respect to the accounting, reporting and financial control practices of the Company. The Audit Committee met five (5) times during 2000. In the event of his election as an external director of the Company, the Board of Directors will appoint Mr. Ben-Zion Zilberfarb to replace Dr. Morrison as a member of the Audit Committee.

Compensation Committee

            The Compensation Committee, which in 2000 consisted of Ms. Rina Shainski, Mr. Achi Racov and Dr. Jay B. Morrison, administers the Company's stock option plans and the Company's overall compensation practices. The Compensation Committee met twice during 2000. Upon Dr. Morrison's resignation, the Board of Directors will appoint one of the Company's external directors, either Mr. Zilberfarb (if elected) or Mr. Lieberman, to replace him as a member of the Compensation Committee.

Directors' Compensation

            Pursuant to the Company's Directors' Option Plan, in 2000 the Company granted options to purchase up to 6,000 Ordinary Shares to each member of the Board of Directors. For additional information regarding stock options to purchase Ordinary Shares granted to Reuven Ben-Menachem as a director or as an employee. See "Compensation Committee Report - CEO."

            Fundtech does not otherwise compensate directors for attending meetings of the Board of Directors or committee meetings of the Board of Directors. However, Fundtech does reimburse directors for their reasonable travel expenses incurred in connection with attending these meetings.

Directors' Attendance

            In addition to the above mentioned committee meetings, the Board of Directors held meetings or took equivalent actions six (6) times during 2000. None of the incumbent directors attended (including through the means of the appointment of an alternate director or through a proxy, as permitted under Fundtech's Articles of Association) fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period that such director was in office) and (ii) the total number of meetings of all committees of the Board of which such director was a member (held during the period that such director was in office). See "Committees of the Board of Directors."

                                   MANAGEMENT


The following individuals are the executive officers and key management of
Fundtech:


       Name                   Age            Title
       ----                   ---            -----

Reuven Ben-Menachem            41       Chief Executive Officer and Chairman

Yoram Bibring                  44       Chief Financial Officer

Gil Gadot                      40       Executive Vice President of
                                        Technology, General Manager of Israel
                                        Operations

Michael S. Hyman               43       Vice President, General Counsel and
                                        Secretary

Joseph P. Mazzetti             61       President of Global Products and
                                        Operations

Michael Sgroe                  44       President of U.S. Products and
                                        Operations

George M. Stetter              56       Executive Vice President and Chief
                                        Marketing Officer

            For a discussion of the business experience of Mr. Reuven Ben-Menachem, see "Board of Directors."

            Yoram Bibring has served as Chief Financial Officer since joining Fundtech in September 2001. Prior to joining Fundtech, Mr. Bibring served from April 1999 until May 2001 as Chief Financial Officer of ViryaNet, a provider of software solutions to the workforce management market located in Southborough, Massachusetts, where he also served as a Financial Consultant for ViryaNet and Skila Inc., located in Mahwah, New Jersey from November 1998 until April 1999. Prior to joining ViryaNet, Mr. Bibring served from February 1998 until November 1998 as Chief Financial Officer of Americash, Inc., a leading operator of e-cash platforms located in New York, New York, which was sold to American Express. Prior to joining Americash, from December 1996 until January 1998, Mr. Bibring was employed by Geotek Communications, a wireless communications service provider located in Montville, New Jersey, where he served initially as Chief Financial Officer and then as the President of it's International Division. Mr. Bibring's extensive financial career also includes several years in public accounting in Israel and the United States. He holds a B.A. in Accounting and Economics from Tel-Aviv University and is a certified public accountant in both Israel and the United States.

            Gil Gadot has served as Executive Vice President of Technology and General Manager of Israeli Operations of Fundtech since September 1998. Mr. Gadot was the Senior Vice President of Technology and U.S. Operations from 1995 until September 1998, and prior to that served as Vice President of Research and Development of the Company since it commenced operations in 1993. From 1987 to 1993, Mr. Gadot was a senior project manager of DSSI, a leading systems and software supplier located in Mahwah, New Jersey. Prior to joining DSSI, Mr. Gadot served as a senior programmer and analyst holding a rank of Captain in the Israeli Army Computer Center. Mr. Gadot has more than 18 years of software development experience, particularly in advanced graphical user interface, operating and real-time systems. He holds a B.Sc. in Computer Science and Economics from Bar-Ilan University in Israel.

            Michael S. Hyman has served as a Vice President, General Counsel and Secretary of Fundtech since joining the Company in September 1998. Prior to joining Fundtech, during 1998, Mr. Hyman worked as Special Counsel to Wilson Sonsini Goodrich and Rosati located in Palo Alto, California, one of the leading technology law firms in the U.S. Prior to joining Wilson Sonsini, during 1996 and 1997, Mr. Hyman worked as a local counsel and foreign expert for the Israeli law firm of Leshem, Brandwein & Associates. Mr. Hyman's extensive legal career also includes several years of consulting for high tech companies in the U.S., Europe and Israel. Mr. Hyman is a member of the bars of the State of Illinois and the State of Israel. Mr. Hyman holds a J.D. from Boston University Law School and a B.A. in History from the Honors Program at the University of Michigan.

            Joseph P. Mazzetti has served as President Global Products and Operations since January, 2001 and prior to that as Executive Vice President, Sales and Marketing since joining Fundtech in November 1994. Prior to joining Fundtech, Mr. Mazzetti was employed from 1992 to 1994 as an Executive Vice President at PRT Corp., a software consulting company located in New York City. From 1984 to 1992, Mr. Mazzetti was employed at Logica Data Architects, a global consulting and systems integration firm located in Waltham, Massachusetts. He held the position of Executive Vice President of the Financial Products Group with responsibility for the funds transfer, message switching and asset/liability product lines. Mr. Mazzetti has more than 30 years of experience in information technology in the public and private sectors with concentration in the banking and financial institutions market. Mr. Mazzetti holds an M.Sc in Industrial Engineering from Stevens Institute of Technology and a B.S. in Physics from Georgetown University.

            Michael Sgroe has served as President of U.S. Products and Operations since January 2001 and prior to that as Senior Vice President and General Manager of the U.S. Payments Division since joining Fundtech in May 2000. Prior to joining Fundtech, Mr. Sgroe spent 16 years at Chase Manhattan Bank, a leading financial institution headquartered in New York City, where he served as Vice President with responsibility for developing and deploying high-performance solutions for the bank's Payments and Cash Management businesses. During this period, Mr. Sgroe also served as Vice President of Technology and Operations for the e-Procurement solutions provider Metiom, an e-commerce start-up with an equity ownership position held by Chase Manhattan Bank. Mr. Sgroe began his career in 1979 at Morgan Guaranty Trust, where he held assignments both in New York and in London. Mr. Sgroe holds a B.A. in Anthropology from the City University of New York.

            George M. Stetter, has served as the Executive Vice President of Corporate Marketing and Strategic Planning since joining Fundtech in June 2001. Prior to joining Fundtech, Mr. Stetter was employed by Merrill Lynch (NYC), where he served as First Vice President responsible for global cash management and bank relations from June 1987 until April 2001. In this position he was responsible for commercial banking relationships and establishment of bank credit facilities. He was instrumental in defining and establishing the policies, procedures and systems that Merrill Lynch implemented to control global cash movements and banking activities. Mr. Stetter is the chairman of the Association for Financial Professionals (AFP), formerly the Treasury Management Association, and also serves on AFP's Payment Advisory Group. He has been a member of cash management advisory boards of Citibank, Chase, Bank of America and Mellon Bank, and is a featured speaker at various industry trade shows including SWIFT's SIBOS conference and AFP's Annual Conference. Mr. Stetter holds a B.A. in Finance from the University of Virginia.

                    Security Ownership of Certain Beneficial
                              Owners and Management

            The following table sets forth certain information as of December 10, 2001 (except as otherwise specified in the footnotes) about beneficial ownership of Ordinary Shares in the Company by (i) each person who is the beneficial owner of more than five percent (5%) of the outstanding Ordinary Shares, (ii) all directors and nominees of the Company, (iii) the Chief Executive Officer and the four other highest-paid executive officers employed by the Company as of December 31, 2000 (the "Named Officers"), and (iv) all directors and executive officers as a group, based in each case on information furnished to the Company. The address of each person who is an officer or director of the Company is c/o Fundtech Ltd., 12 Ha'hilazon Street, Ramat-Gan, Israel.

                                                   Ordinary Shares
                                            ------------------------------
                                             Amount and
                                              Nature of        Percentage
                                             Beneficial       Beneficially
Name and address of Beneficial Owner         Ownership           Owned
------------------------------------         ----------       ------------

Principal Shareholders (holding more than 5%)
---------------------------------------------
Aura Investments Ltd.(1)...............       1,055,000           7.40
Clal Industries and Investments Ltd.(2)       4,068,497          28.53

Current Directors and Nominees
------------------------------
Reuven Ben-Menachem(3).................         413,400           2.89
Yeoshua Agassi(4) .....................       4,068,497          28.53
George Lieberman(5)....................          16,500              *
Jay B. Morrison(6).....................          18,749              *
Rina Shainski(7) ......................          15,000              *
Meir Shannie(8)........................       4,068,497          28.53
Gil Weiser(9)..........................           6,000              *
Ben-Zion Zilberfarb ...................               0              *

Named Officers
--------------
Michael Carus(10)......................          16,500              *
Joseph P. Mazzetti(11).................          51,250              *
J. Edward Orr III(12)..................          22,000              *
Mordecai Porath(13) ...................          25,450              *
All Directors and Executive Officers          4,867,489          33.46
as a group (17 persons)

--------------------------------------------------------------------------------

*Represents less than (1%) of the outstanding Ordinary Shares.

(1) Consists of 1,055,000 Ordinary Shares held by Aura Investments Ltd. ("Aura"). The address of Aura is 16B Szold Street, Ramat-Hasharon 47225, Israel.

(2) Consists of 4,068,497 Ordinary Shares held by CII. The address of CII is 3 Azriel Center, Triangle Building, Tel Aviv 67023, Israel.

(3) Includes options to purchase 18,000 Ordinary Shares granted pursuant to the Directors' Option Plan. Also includes options to purchase 36,250 Ordinary Shares granted pursuant to the other Company Option Plans.

(4) Includes 4,068,497 Ordinary Shares owned by CII, of which Mr. Agassi is Vice President of Business Development. Mr. Agassi disclaims beneficial ownership of the Ordinary Shares held by CII.

(5) Consists of options to purchase 16,500 Ordinary Shares granted pursuant to the Directors' Option Plan.

(6) Includes 607 Ordinary Shares held by Jay B. Morrison and 142 Ordinary Shares held by Newbury Investors Inc. of which Dr. Morrison is a 50% shareholder. Dr. Morrison disclaims beneficial ownership of such Ordinary Shares held by Newbury Investors Inc. except to the extent of his proportionate pecuniary interest therein. Also includes options to purchase 18,000 Ordinary Shares granted pursuant to the Directors' Option Plan.

(7) Consists of options to purchase 15,000 Ordinary Shares granted pursuant to the Directors' Option Plan.

(8) Includes 4,068,497 Ordinary Shares owned by CII, of which Mr. Shannie is President and CEO. Mr. Shannie disclaims beneficial ownership of the Ordinary Shares held by CII.

(9) Consists of options to purchase 6,000 Ordinary Shares granted pursuant to the Directors' Option Plan.

(10) Consist of options to purchase 16,500 Ordinary Shares granted pursuant to the Company Option Plans.

(11) Includes options to purchase 39,250 Ordinary Shares granted pursuant to the Company Option Plans.

(12) Consist of options to purchase 22,000 Ordinary Shares granted pursuant to the Company Option Plans.

(13) Includes 400 Ordinary Shares held by Mr. Porath's spouse. Mr. Porath disclaims beneficial ownership of such Ordinary Shares held by his spouse except to the extent of his proportionate pecuniary interest therein. Also includes options to purchase 25,050 Ordinary Shares granted pursuant to the Company Option Plans.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

            During 2000, Mr. Reuven Ben-Menachem who is the Chief Executive Officer and Chairman of the Board of Fundtech Ltd. failed to timely file with the Securities and Exchange Commission (the "SEC") three Forms 4 relating to three transactions: Mr. Michael Carus who was an Executive Vice President, Chief Financial Officer, and Chief Operating Officer of Fundtech Ltd. failed to timely file with the SEC one Form 4 relating to one transaction: Mr. Joseph Mazzetti who is the President of Global Products and Operations of Fundtech Ltd. failed to timely file with the SEC one Form 4 relating to one transaction: Mr. Gil Gadot who is an Executive Vice President, of Technology and General Manager of Israel Operations of Fundtech Ltd. failed to timely file with the SEC two Forms 4 for three transactions: Mr. J. Edmund Orr III who was an Executive Vice President and General Manager of Electronic Banking of Fundtech Ltd. failed to timely file with the SEC one Form 3, one Form 4 relating to one transaction, and one Form 5 relating to two transactions: Mr. Mordecai Porath who is a Senior Vice President, Global Strategic Solutions of Fundtech Ltd. failed to timely file with the SEC one Form 3: Mr. Michael Sgroe who is the President of U.S. Products and Operations of Fundtech Ltd. failed to timely file with the SEC one Form 3: Mr. Rimon Ben-Shaoul who was a director of Fundtech Ltd. failed to timely file with the SEC one Form 4 for one transaction: Mr. George Lieberman who is a director of Fundtech Ltd. failed to timely file with the SEC one Form 4 relating to one transaction and one Form 5 relating to one transaction; Dr. Jay
B. Morrison who is a director of Fundtech Ltd. failed to timely file with the SEC one Form 4 relating to one transaction and one Form 5 relating to two transactions: Mr. Achi Racov who was a director of Fundtech Ltd. failed to timely file with the SEC one Form 4 relating to one transaction: Ms. Rina Shainski who is a director of Fundtech Ltd. failed to timely file with the SEC one Form 4 relating to one transaction: Mr. Gil Weiser who is a director of Fundtech Ltd. failed to timely file with the SEC one Form 3 and one Form 4 relating to one transaction.

                             EXECUTIVE COMPENSATION

            The following table sets forth information concerning total compensation earned by or paid to the Named Officers during the fiscal years indicated for services rendered to the Company and its subsidiary.


                           Summary Compensation Table

                                                           Long-term
                                                          Compensation
                                                            Awards
                                                          ------------
                                                           Securities
                                 Annual Compensation       Underlying     All Other
Name & Principal Position     Year   Salary      Bonus      Options     Compensation(1)
-------------------------     ----   ------      -----      -------     ---------------

Reuven Ben-Menachem           2000   $225,000       --       46,000(2)      1,475
  Chief Executive             1999    200,000     65,000      6,000(3)      2,447
  Officer, President          1998    165,417    140,000     21,000         2,954
  and Chairman

Michael Carus                 2000    200,000       --       35,000         3,127
  Executive Vice              1999    160,000     43,000       --           2,447
  President, Chief            1998    145,833     40,000     15,000         2,954
  Operating Officer and
  Chief Financial Officer

Joseph P. Mazzetti            2000    200,000       --       35,000            63
  Executive Vice              1999    160,000     18,000       --           2,447
  President - Sales           1998    146,875     25,000     15,000         2,954
  and Marketing

J. Edmund Orr, III. (5)       2000    146,400     75,000       --           1,560
  Senior Vice President       1999     66,875     25,000     50,000         1,224
  and General                 1998       --         --         --            --
  Manager - Electronic
  Banking Division Strategic
  Solutions

Mordecai Porath               2000    189,584     40,000     25,000         1,267
  Senior Vice President,      1999    140,000       --         --           2,447
  Global Strategic Solutions  1998    113,124     25,000      4,000         2,954

----------------

(1)   Represents relocation, housing and health insurance premiums.
(2) Includes 6,000 options granted pursuant to the Director's Option Plan and 40,000 options granted pursuant to the Company Option Plans.
(3)   Includes 6,000 options granted pursuant to the Director's Option Plan.
(4) Includes 6,000 options granted pursuant to the Director's Option Plan and 15,000 options granted pursuant to the Company Option Plans.
(5)   Joined Fundtech Corporation in July 1999.

No other annual compensation, stock appreciation rights, long-term restricted stock awards or long-term incentive plan payouts were awarded to, earned by, or paid to the Named Officers during any of Fundtech's last three fiscal years.

Option/SAR Grants in Last Fiscal Year

            Stock options exercisable for Ordinary Shares are granted to certain employees of the Company pursuant to the Company's share option plans in order to secure and retain the services of highly qualified persons by rewarding key employees for their contribution toward increasing the value of the Company's Ordinary Shares. The following table provides information on options granted to the Named Officers during the last fiscal year pursuant to the Company's option plans.

            The table also shows, among other data, hypothetical potential gains from options granted in fiscal 2000. These hypothetical gains are based entirely on assumed annual growth rates of 5% and 10% in the value of the price of Ordinary Share over the life of the options granted in Fiscal 2000. The assumed rates of growth were selected by the SEC for illustrative purposes only, and are not intended to predict future stock prices, which will depend upon market conditions and the Company's future performance and prospects.


                                        Individual Grants
                         -----------------------------------------------------

                                        % of Total                               Potential Realizable
                         Number of      Options/SARs                             Value at Assumed Annual
                         Securities     Granted To                               Rates of Stock Price
                         Underlying     Employees   Exercise                     Appreciation for Option Term
                         Options/SAR    In Fiscal   Price Per       Expiration   ----------------------------
Name of Executive        Granted        Year(3)     Share($/Sh)(4)  Date           5%             10%
-----------------        -----------    ----------  --------------  ----------     ---            ---

Reuven Ben-Menachem      40,000(2)       4.9%        $  15.25        4/16/05     $168,532       $372,411
                          6,000(1)       0.7%        $  19.50       11/29/05      $32,325        $71,430

Michael Carus            35,000(2)       4.3%        $  19.50        4/16/05     $188,562       $416,673

Joseph Mazzetti          35,000(2)       4.3%        $  19.50        4/16/05     $188,562       $416,673

Edward Orr III             --              --              --             --           --             --

Mordecai Porath          25,000(2)       3.1%        $  19.50        4/16/05     $134,687       $297,624

--------------------

(1) Each option represents the right to purchase one Ordinary Share. These options were granted pursuant to Fundtech's Directors' Option Plan on November 30, 2000. The options vest at a rate of 25% every three months.
(2) Each option represents the right to purchase one Ordinary Share. These options were granted pursuant to the 1997 Israeli Stock Option Plan on April 17, 2000. The options vest at a rate of 12.5% every six months.
(3) In the year ended December 31, 2000, the Company granted options to employees and directors to purchase an aggregate of 818,000 Ordinary Shares, including options to purchase an aggregate of 42,000 Ordinary Shares granted to Fundtech's directors.
(4) The exercise price on the date of grant was equal to 100% of the fair market value of the Ordinary Shares on the date of grant.

Fiscal Year-End Option Holdings

            The following table summarizes for each of the Named Officers option exercises during fiscal 2000, including the aggregate value of gains on the date of exercise, the total number of unexercised options for Ordinary Shares, if any, held at December 31, 2000 and the aggregate dollar value of unexercised in-the-money options for Ordinary Shares, if any, held at December 31, 2000. Value of unexercised in-the-money options at fiscal year-end is the difference between the exercise or base price of such options and the fair market value of the underlying Ordinary Shares on December 31, 2000, which was $17.875 per share. These values have not been, and may never be, realized, as these options have not been, and may never be, exercised. Actual gains, if any, upon exercise will depend on the value of Ordinary Shares on the date of any exercise of options.

         Aggregated Option/SAR Exercises in the Last Fiscal Year and
                            FY-End Option/SAR Values


                                                                                       Value of Unexercised
                                                                                          (at year end)
                       Ordinary                                                         In-the Money Options
                        Shares                       Options at Fiscal Year-End (#)         at FY-End ($)
                       Acquired        Value         ------------------------------  ---------------------------
Name                On Exercise (#)  Realized ($)     Exercisable  Unexercisable     Exercisable   Unexercisable
----                ---------------  ------------     -----------  -------------     -----------   -------------

Reuven Ben-Menachem      2,250(1)    $ 40,584            13,500        13,500          $ 53,692       $ 62,692

Michael Carus               --             --            30,000        22,500          $374,288       $265,163

Joseph Mazzetti             --             --            27,375        10,125          $348,094       $ 85,106

J. Edmund Orr, III       3,000       $ 41,250             9,500        37,500          $ 43,985       $173,625

Mordecai Porath          6,500       $130,581             5,925         7,625          $ 82,061       $ 94,354

---------------

(1)   Includes 2,250 options exercised by his wife.


Compensation Committee Interlocks and Insider Participation

            The members of the Compensation Committee for the fiscal year ended December 31, 2000 were Ms. Rina Shainski, Mr. Achi Racov and Dr. Jay B. Morrison. No member of the Compensation Committee is an officer or employee of Fundtech. The responsibilities of the Compensation Committee include administering Fundtech's stock option plans and approving the base compensation of Mr. Reuven Ben-Menachem and the executive officers of the Company.

Stock Option Plans

            Fundtech has established five plans for granting options to employees of the Company and its subsidiaries and one plan for granting options to the directors of the Company: The Fundtech Ltd. 1996 Israeli Stock Option Plan for the Employees of Fundtech Ltd. (the "1996 Israel Plan"); the Fundtech Ltd. 1996 Stock Option Plan for Fundtech Corporation (the "1996 U.S. Plan"); the Fundtech Ltd. 1997 Stock Option Plan for Fundtech Corporation (the "1997 U.S. Plan"); the Fundtech Ltd. 1997 Israeli Share Option Plan (the "1997 Israel Plan"); the Fundtech Ltd. 1999 Employee Option Plan (the "1999 Option Plan"); and the Fundtech Ltd. Directors' Option Plan (the "Directors' Option Plan") (collectively the "Company Option Plans"). Pursuant to resolutions of the Shareholders adopted at the 1999 Annual Meeting held on September 7, 1999 and at the 2000 Annual Meeting held on November 30, 2000 as well as the underlying resolutions of the Board of Directors (the "Corporate Resolutions"), a total of 2,818,000 options have been allocated for grant to employees of Fundtech Ltd. and Fundtech Corporation and directors of Fundtech Ltd. pursuant to the Company Option Plans and an equal number of Ordinary Shares have been reserved for issuance upon exercise of such options. As of December 10, 2001, 1,424,687 options were outstanding, 430,698 options have been exercised, 31,752 options have expired due to the lapse of the term of the relevant plans and 930,863 options are available to be issued. The following options have been reserved and granted pursuant to the Company Option Plans as set forth below.

1996 Stock Option Plans

            The 1996 Israel Plan was adopted in May 1996 and provides for the granting of options under Section 102 of the Israel Income Tax Ordinance ("Section 102"). Pursuant to Section 102 and the rules promulgated thereunder (including the requirement that the options and/or the resulting shares be deposited with a trustee for at least two years), the tax on the benefit arising to the employee from the grant and exercise of options as well as from the allotment of Ordinary Shares under these options is deferred until the transfer of the options and/or Ordinary Shares to the employee's name or upon sale of those options and/or Ordinary Shares. Fundtech will be allowed to claim as an expense for tax purposes the amounts credited to the employees as a benefit upon sale of the shares allotted under the plan at a price exceeding the exercise price when the related capital gains tax is payable by the employee. The options granted under the 1996 Israel Plan vest over a period of four years and expire four years from the date of grant. Pursuant to the Corporate Resolutions, 120,753 Ordinary Shares were reserved and allocated to the 1996 Israel Plan. Of the 120,753 options available for grant under the 1996 Israel Plan, as of December 10, 2001, no options were outstanding, 112,504 options have been exercised, and 8,249 options have expired due to the lapse of the term of the 1996 Israel Plan and no options remain available to be issued.

            The 1996 U.S. Plan was adopted in October 1996. The options granted under the 1996 U.S. Plan vest over a period of four years and expire five years from the date of grant. Pursuant to the Corporate Resolutions, 235,500 Ordinary Shares were reserved and allocated to the 1996 U.S. Plan. Of the 235,500 options available for grant under the 1996 U.S. Plan, as of December 10, 2001, 63,426 options were outstanding, 148,571 options have been exercised, 23,503 options have expired due to the lapse of the term of 1996 U.S. Plan and no options remain available to be issued.

1997 Stock Option Plans

            The 1997 U.S. Plan was adopted in September 1997. The options granted under the 1997 U.S. Plan vest over a period of four years and expire five years from the date of grant. Pursuant to the Corporate Resolutions, 626,747 Ordinary Shares were reserved and allocated to the 1997 U.S. Plan. Of the 626,747 options available for grant under the 1997 U.S. Plan, as of December 10, 2001, 365,686 options were outstanding, 126,625 options have been exercised, and 134,436 options remain available to be issued.

            The 1997 Israel Plan was adopted in December 1997. The options granted under the 1997 Israel Plan vest over a period of four years and expire five years from the date of grant. Pursuant to the Corporate Resolutions, 750,000 Ordinary Shares were reserved and allocated to the 1997 Israel Plan. Of the 750,000 options available for grant under the 1997 Israel Plan, as of December 10, 2001, 498,564 options were outstanding, 32,579 options have been exercised, and 218,857 options remain available to be issued.

1999 Stock Option Plan

            The 1999 Option Plan was adopted in September 1999. The options granted under the 1999 Option Plan vest over a period of four years and expire five years from the date of grant. Pursuant to the Corporate Resolutions, 948,000 Ordinary Shares were reserved and allocated to the 1999 Option Plan. Of the 948,000 options available for grant under the 1999 Option Plan, as of December 10, 2001, 378,511 options were outstanding, 10,419 options have been exercised, and 559,070 options remain available to be issued.

Directors' Option Plan

            The Directors' Option Plan was adopted in May 1998 pursuant to which 42,000 options were authorized to be granted. At the 1998 Annual Meeting of the Shareholders, held in August 1998, 42,000 options were granted pursuant to the Directors' Option Plan following the election of that year's Board of Directors and an equivalent number of Ordinary Shares were reserved for issuance upon exercise such options. At the 1999 Annual Meeting of the Shareholder's held on September 7, 1999, the

Shareholders ratified and approve an increase of 68,000 in the number of options that may be granted pursuant to the Directors' Option Plan of the Company and an increase of 68,000 in the number of Ordinary Shares reserved for issuance upon exercise of the options granted pursuant to the such Directors' Option Plan. Following the election of that year's Board of Directors, the Shareholders granted an additional 49,500 options. At the 2000 Annual Meeting of the Shareholder's held on November 30, 2000, the Shareholders ratified and approve an increase of 27,000 in the number of options that may be granted pursuant to the Directors' Option Plan of the Company and an increase of 27,000 in the number of Ordinary Shares reserved for issuance upon exercise of the options granted pursuant to the such Directors' Option Plan. Following the election of that year's Board of Directors, the Shareholders granted an additional 42,000 options. These options vest over a period of one year and expire five years from the date of grant. Of the 137,000 options available for grant under the Directors' Option Plan, as of December 10, 2001, 118,500 options were outstanding, no options have been exercised, and 18,500 options remain available to be issued.

Employment Agreements, Termination Provisions and Change in Control
Arrangements

            On November 25, 1997, Fundtech entered into an employment agreement with Reuven Ben-Menachem engaging him as the Chief Executive Officer of Fundtech and of Fundtech Corporation, its U.S. subsidiary. The initial term of Mr. Ben-Menachem's employment commenced on January 1, 1998 and continued until December 31, 1999, unless renewed. The Audit Committee, the Compensation Committee and the Board of Directors renewed Mr. Ben-Menachem's agreement for an additional year, through December 31, 2000, at an annual base salary of $225,000 and eligibility for bonuses based on Fundtech's achievement of certain performance goals. The shareholders approved such employment terms in Fundtech's previous annual meeting. The Audit Committee and the Board of Directors renewed Mr. Ben-Menachem's agreement for three additional years, through December 31, 2003. and. the shareholders approved the term of such employment in Fundtech's previous annual meeting. Compensation for the first year of the new term (i.e. fiscal year 2001) through the next annual meeting was set at the same levels as fiscal year 2000 and has been recommended to the shareholders for approval in Proposal 6. In accordance with Mr. Ben-Menachem's employment agreement, Fundtech may terminate Mr. Ben-Menachem employment without cause, in which case Mr. Ben-Menachem would receive severance payment in the amount equal to his then current base salary for a period of six (6) months, plus the pro-rata portion of his bonus for such year. Mr. Ben-Menachem's base salary is reviewed annually and any increases to his base salary require the approval of the Audit Committee, the Board of Directors and the shareholders of Fundtech. Mr. Ben-Menachem's employment agreement incorporates a non-competition and confidentiality agreement entered into on February 2, 1995.

            Fundtech does not currently have any written employment contracts in effect with any of the Named Officers other than Reuven Ben-Menachem, its Chief Executive Officer.

                          Compensation Committee Report

            The Compensation Committee administers the Company Option Plans subject to the necessary approvals, determines the base compensation and bonus/incentive compensation of the Chief Executive Officer of the Company, Reuven Ben-Menachem, and reviews the recommendations of Reuven Ben-Menachem and approves the base compensation and bonus/incentive compensation of the other executive officers of the Company. In anticipation of its April 2000 meeting, the Compensation Committee commissioned a competitive compensation analysis/report from Towers Perrin. The peer companies were selected based on industry (software), market capitalization and projected growth patterns. The Compensation Committee has set the executive officers' total compensation at the current levels in an attempt to raise their compensation to the median group of the peer companies.

      General Compensation Policy

             The Compensation Committee's fundamental compensation policy is to make a substantial portion of executive officers' compensation contingent on Fundtech's growth, financial performance and meeting certain specific targeted events. Accordingly, in addition to base salary, we offer bonuses/incentive compensation (which are tied to the Company's and the executive's performance goals) and stock option awards. The Compensation Committee believes that providing incentives to the executive officers through both cash bonus and equity based incentives (stock options in the Company) benefits shareholders by aligning the long-term interests of shareholders and employees.

            Each executive officer's compensation package consists of: (i) salary, (ii) benefits, which include, inter alia, medical, dental, life insurance and participation in a 401(k) plan and (iii) may include either or both stock options under the relevant stock option plan of the Company and/or its subsidiaries and/or eligibility for incentive compensation.

      Factors

            The principal factors considered in establishing the components of each executive officer's compensation package for the 2001 fiscal year are summarized in this report. The Compensation Committee may, in its discretion, apply entirely different factors, particularly different measures of financial performance, in setting executive officers' compensation for future fiscal years. However, all compensation decisions will be designed to further the general compensation policy indicated above and all compensation for directors of the Company will be subject to the approval of the Audit Committee, the Board of Directors and Shareholders of the Company.

      Base Salary

            The base salary for each executive officer is set on the basis of personal performance, the salary levels in effect for comparable positions in companies similarly situated with the Company and the financial performance of the Company. In preparing the performance graph for this Proxy Statement, the Company used Hambrecht & Quist Computer Software Index ("H & Q Index") as its published line of business index. The compensation practices of most of the companies in the H & Q Index were not reviewed by the Compensation Committee, as such companies were not believed to compete with the Company for executive talent. The Compensation Committee based its practices on the analysis/report commissioned from Towers Perrin (the "T.P. Report").

            Factors relating to individual performance that are assessed in setting base compensation are based on particular duties, areas of responsibility of the individual executive officer and internal consistency within the Company's salary structure. Factors relating to our financial performance that may be related to increasing or decreasing base salary include revenues, profits and meeting strategic objectives for future growth. The establishment of base compensation involves a subjective assessment and weighing of the foregoing criteria and is not based on any specific formula.

      Incentive Compensation

            Assessment of any adjustment to bonuses earned is determined by the Compensation Committee. Bonuses have only been paid on achieving performance thresholds, based either on specific events or meeting revenue or profit targets previously established by the Board. The corporate goals and threshold level may differ from year to year, but are always aligned with the objective of improving shareholder value. The bonus targets for fiscal year 2001 were based on the T.P. Report.

      Stock Options

            Stock options are an essential element of the Company's executive compensation package. The Compensation Committee believes that equity-based compensation in the form of stock options aligns the interests of management with those of the shareholders by focusing employees and management on increasing stockholder value. The value of such equity-based compensation derives solely from appreciation of the Ordinary Shares in the Company. In order to promote longer term management focus and to provide incentive for continued employment with the Company, stock option grants generally become exercisable over a four year vesting schedule, with the exercise price being equal to the fair market value of the Ordinary Shares of the Company on the date the options are granted.

            The size of the option grant made to each executive officer is based upon that individual's current position with Fundtech, internal comparability with option grants made to other executives (generally taking into account stock volatility and recent stock appreciation) and the individual's potential for future responsibility and promotion over the option term. Fiscal year 2001 option grants to executive officers were determined based on the T.P. Report and were consistent with the Compensation Committee's objective of raising executive officers' total compensation to the median levels of the Company's group of peer companies.

      CEO Compensation

            On November 25, 1997, Fundtech entered into an employment agreement with Reuven Ben-Menachem engaging him as the Chief Executive Officer of the Company and of its U. S. subsidiary, Fundtech Corporation. Pursuant to his employment agreement as modified, Mr. Ben-Menachem's base salary for 2001 was established at $225,000 per annum. In addition, Mr. Ben-Menachem was eligible to receive benefits and incentive bonuses for 2001 totaling $125,000.

                                          Ms. Rina Shainski

                                          Mr. Achi Racov

                                          Dr. Jay B. Morrison

                                PERFORMANCE GRAPH

            The following graph provides a comparison of the cumulative total returns on the Ordinary Shares based on an investment of $100 after the close of the market on March 13, 1998 (the date that the Ordinary Shares commenced trading), plotted on a monthly basis for the period ending on December 31, 2000, against the NASDAQ Market Index and the H & Q Computer Software Index, in each case assuming reinvestment of any dividends. Dividends have not been declared on the Ordinary Shares. The following graph is not, nor is it intended to be, indicative of future performance of the Company's Ordinary Shares which performance could be affected by factors and circumstances outside of the Company's control.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


Transaction with Director

            The Company has entered into an agreement with Gil Weiser, a director of the Company, to provide consulting services to and serve as Chairman of the Executive Committee of BBP, the Company's indirectly wholly owned Swiss subsidiary. The details of this agreement are set forth in Proposal 5 in which the Company seeks shareholder approval of the agreement.


                         INDEPENDENT PUBLIC ACCOUNTANTS

Audit Fees

            The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statement for the fiscal year ended December 31, 2000 and the reviews of the financial statements included in the Company's Forms 10-Q for 2000 was $229,133.

All Other Fees

            The aggregate fees billed for services rendered by Ernst & Young LP and its affiliates for the fiscal year ended December 31, 2000 was $149,451.

            PROPOSAL 2 - ELECTION OF BEN-ZION ZILBERFARB AS AN EXTERNAL DIRECTOR OF THE COMPANY FOR A FIXED PERIOD OF THREE YEARS

            Under the Companies Law, companies incorporated under the laws of Israel whose shares have been offered to the public in or outside of Israel are required to appoint at least two external directors. The Board of Directors is proposing that Ben-Zion Zilberfarb be elected as an external director for a fixed period of three years. If elected, Mr. Zilberfarb will replace Jay B. Morrison, who will resign from his position as external director effective and pending upon election of his replacement.

            The affirmative vote of the holders of a majority of the voting power represented at the Annual Meeting in person or by proxy is necessary for the election of Ben-Zion Zilberfarb as an external director. Such majority (i) must include either at least one-third of the shares of non-controlling shareholders voting on the matter or (ii) the total shares of non-controlling shareholders voted against the nomination may not represent more than one percent (1%) of the voting rights in the Company.

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF BEN-ZION ZILBERFARB AS AN EXTERNAL DIRECTOR OF THE COMPANY FOR A FIXED TERM THREE YEARS.

PROPOSAL 3 - RATIFICATION AND APPROVAL OF AN AMENDMENT TO THE DIRECTORS' OPTION PLAN INCREASING THE NUMBER OF OPTIONS AVAILABLE FOR GRANT THEREUNDER AND INCREASING THE ORDINARY SHARES RESERVED FOR ISSUANCE UPON EXERCISE OF SUCH OPTIONS


            Fundtech has used the Directors' Option Plan as a means to encourage and provide incentives to individuals to serve as members of the Board of Directors, thereby enabling Fundtech to attract and retain, for its benefit, highly qualified directors. The Directors' Option Plan currently authorizes options to purchase 137,000 Ordinary Shares to be issued. As of December 10, 2001, there were 18,500 Ordinary Shares remaining available for grant under the Directors' Option Plan.

            The Board of Directors is proposing to increase by 100,000 to a total of 237,000 the number of options that may be granted pursuant to the Directors' Option Plan as well as the number of authorized Ordinary Shares reserved for issuance under the Directors' Option Plan in order to continue to provide this important compensation element.


Terms of the Directors' Option Plan

            The Compensation Committee administers the Directors' Option Plan. Under the Directors' Option Plan, the Committee has sole authority in its discretion, subject to the express limitations of the Directors' Option Plan, to determine the exercise price of the Ordinary Shares covered by each option, the number of Ordinary Shares subject to each option and the extent to which options may be exercised in installments, and the terms and provisions of the respective option agreements.

            Currently, a total of 137,000 Ordinary Shares, subject to certain adjustments, are reserved for issuance under the Directors' Option Plan. The plan provides that if any options shall terminate for any reason or expire without having been exercised in full, the Ordinary Shares not purchased under such options shall again be available for the purposes of the Directors' Option Plan.

            The grant date for each option granted under the plan is the date that the director is elected to the Board of Directors, and the term of the options is generally five years from the grant date. Options are vested in phases and subject to the specific terms provided by the Directors' Option Plan become fully vested at the date of the first Annual Meeting accruing after the grant date.

            The Board of Directors may, from time to time, amend the Directors' Option Plan in any respect. However, no amendment may be made without the approval of the Company's shareholders if shareholder approval is required for such amendment under applicable law.

            A copy of the amendment to the Directors' Option Plan is attached to this proxy as Appendix A.

            The affirmative vote of the holders of a majority of the voting power represented at the meeting in person or by proxy is necessary for ratification and approval of the increase of number of Ordinary Shares reserved under the Directors' Option Plan.

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION AND APPROVAL OF AN AMENDMENT TO THE DIRECTORS' OPTION PLAN INCREASING BY 100,000, TO A TOTAL OF 237,000, THE NUMBER OF OPTIONS THAT MAY BE GRANTED PURSUANT TO THE DIRECTORS' OPTION PLAN AS WELL AS THE NUMBER OF ORDINARY SHARES RESERVED FOR ISSUANCE UPON EXERCISE OF OPTIONS GRANTED PURSUANT TO THE DIRECTORS' OPTION PLAN.

PROPOSAL 4 - APPROVAL OF FUNDTECH'S DIRECTORS' COMPENSATION FOR SERVICE DURING THE TERM FOLLOWING THIS ANNUAL MEETING UNTIL THE SECOND ANNUAL MEETING FOLLOWING THIS ANNUAL MEETING (CURRENTLY SCHEDULED FOR 2003)

            Under the Companies Law, the shareholders of a company must approve the payment of compensation and fees to its directors. Pursuant to certain regulations promulgated under the Companies Law, the fees payable to external directors must be within specific ranges specified in certain schedules thereto. However, other regulations promulgated under the Companies Law provide that companies, whose shares have been offered to the public outside of Israel, may determine that the fees payable to external directors may be set other than in accordance with these schedules, so long as the fees are not greater than the average compensation paid to other directors serving on the Board of Directors. Pursuant to Proposal 3, Shareholders are being asked to approve an increase in the number of Ordinary Shares reserved for issuance under the Directors' Option Plan. Upon approval of Proposal 3 at the Annual Meeting, Shareholders will be asked to approve the following grants of options pursuant to the Directors' Option Plan:

            Following his election to serve after the Annual Meeting, each of the directors (other than Reuven Ben Menachem and the external directors) will be granted options to purchase 15,000 Ordinary Shares for serving on the Board of Directors after this Annual Meeting and until the second annual meeting following this Annual Meeting (i.e. the annual meeting currently scheduled for 2003) ("Second Annual Meeting"). Following his election/appointment to serve after the Annual Meeting, Gil Weiser will be granted options to purchase an additional 6,000 Ordinary Shares, above the first options to purchase 15,000 Ordinary Shares granted pursuant to shareholder approval at this Annual Meeting (for a total 21,000), for serving on the Board of Directors after this Annual Meeting and until the Second Annual Meeting. Following his election/appointment to serve after the Annual Meeting, Yeoshua Agassi will be granted options to purchase an additional 3,000 Ordinary Shares, above the first options to purchase 15,000 Ordinary Shares granted pursuant to shareholder approval at this Annual Meeting (for a total 18,000), for serving on the Board of Directors after this Annual Meeting and until the Second Annual Meeting. Meir Shannie will be granted options to purchase an additional 3,000 Ordinary Shares, above the first options to purchase 15,000 Ordinary Shares granted pursuant to shareholder approval at this Annual Meeting (for a total 18,000), for serving on the Board of Directors after this Annual Meeting and until the Second Annual Meeting. Each external director, will be granted options to purchase 15,000 Ordinary Shares, for serving on the Board of Directors after this Annual Meeting and until the Second Annual Meeting. In addition, at the same time as the other directors receive their additional grants for periods following the Second Annual Meeting, each external director, for serving on the Board of Directors for such period, will be granted the average number of options granted to the other directors, all subject to and in accordance with the applicable regulations promulgated under the Companies Law.

            All of these options will have an exercise price equal to the Fair Market Value of such Ordinary Shares on the date they are granted and will vest at the rate of sixteen and two thirds percent (16.67%) for each ninety (90) days that the respective person serves continuously as a director of the Company following this Annual Meeting. Subject to the availability of options in the Director's Option Plan, the above grant of options shall apply pro-rata to the directors appointed at the Annual Meeting as well as any other director lawfully elected/appointed to the Company's Board of Directors between this Annual Meeting and the Second Annual Meeting.

            The term of the options shall be five years from the date such options are granted. The Directors' Option Plan provides that if options terminate for any reason or expire without having been exercised in full, the Ordinary Shares not purchased under such options shall again be available for the purposes of the Directors' Option Plan. The Compensation Committee shall determine other conditions of the grants, including, but not limited to, the exercise period for options vested thereunder.

            The affirmative vote of the holders of a majority of the voting power represented at the Annual Meeting in person or by proxy is necessary for approval of the directors' compensation.

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE DIRECTORS' COMPENSATION AS SET FORTH ABOVE.

PROPOSAL 5 - RATIFICATION AND APPROVAL OF THE COMPENSATION OF MR. GIL WEISER, A MEMBER OF THE BOARD OF DIRECTORS OF THE COMPANY, FOR CONSULTING SERVICES PROVIDED TO AND FOR SERVING IN HIS CAPACITY AS THE CHAIRMAN OF THE EXECUTIVE COMMITTEE OF BBP, THE COMPANY'S INDIRECTLY WHOLLY OWNED SWISS SUBSIDIARY AND TO AUTHORIZE THE AUDIT COMMITTEE TO EXTEND THE TERM OF SUCH SERVICE

            Under the Companies Law, the shareholders must approve all compensation and fees paid or to be paid by the Company to any of its directors regardless of the capacity for which such amounts are being paid. Accordingly, at the Annual Meeting, the shareholders will be asked to ratify and approve the compensation of Mr. Weiser, a member of the Board of Directors of the Company, for consulting services to and for serving as the Chairman of the Executive Committee of BBP, the Company's indirectly wholly owned Swiss subsidiary. The duration of Mr. Weiser's service has commenced and will run from August 2000 until March 2002, unless extended by the Audit Committee of the Board of Director's of the Company or unless previously terminated by either party upon thirty (30) days advanced written notice to the other. The Audit Committee of the Board of Directors, subject to shareholder approval, has established Mr. Weiser's compensation for the duration of such consulting services and for serving as the Chairman of the Executive Committee of BBP at $4,500 per month. Such compensation is in addition to those grants of options received by him as a member of the Board of Directors. In addition, the Board of Directors seeks shareholder approval to authorize the Audit Committee to extend the term of such service.

            The affirmative vote of the holders of a majority of the voting power represented at the Annual Meeting in person or by proxy is necessary for ratification and approval of Mr. Weiser's compensation.

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION AND APPROVAL OF THE COMPENSATION OF MR. WEISER FOR CONSULTING SERVICE AND FOR SERVICE AS CHAIRMAN OF THE EXECUTIVE COMMITTEE OF BBP AND TO AUTHORIZE THE AUDIT COMMITTEE TO EXTEND THE TERM OF SUCH SERVICE, ALL AS SET FORTH ABOVE.

PROPOSAL 6 - RATIFICATION AND APPROVAL OF THE COMPENSATION OF AND GRANTS OF OPTIONS TO MR. REUVEN BEN-MENACHEM, A MEMBER OF THE BOARD OF DIRECTORS OF THE COMPANY, FOR SERVING IN HIS CAPACITY AS THE COMPANY'S CHIEF EXECUTIVE OFFICER

            Under the Companies Law, the Shareholders must approve all compensation and fees paid or to be paid by the Company to any of its directors regardless of the capacity for which such amounts are being paid. Accordingly, at the Annual Meeting, the shareholders will be asked to ratify and approve the compensation of Mr. Ben-Menachem, a member of the Board of Directors of the Company, for serving in his capacity as the Company's Chief Executive Officer for fiscal year 2001 and for future periods. In accordance with the terms of his employment agreement and the Companies Law, the Compensation Committee of the Board of Directors and Audit Committee, subject to shareholder approval, have established Mr. Ben-Menachem's 2001 fiscal year compensation for serving in his capacity as Fundtech's Chief Executive Officer at a salary of $225,000 with other benefits, bonuses and incentives for fiscal year 2001 of up to $125,000 in the aggregate as determined by the Compensation Committee and the Audit Committee. In addition, the Board of Directors proposes that the shareholders approve additional grants for service as Chief Executive Officer of up to 100,000 options in aggregate, all as will be determined and approved by the Compensation Committee and Audit Committees of the Board of Directors. Such options will have an exercise price equal to the Fair Market Value of the underlying Ordinary Shares on the date they are granted. The terms of these options will be the same as the terms of the other options being granted under the respective plans and proposals.

            The affirmative vote of the holders of a majority of the voting power represented at the Annual Meeting in person or by proxy is necessary for ratification and approval of Mr. Reuven Ben-Menachem's compensation and Option Awards.

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION AND APPROVAL OF THE COMPENSATION OF AND GRANTS OF OPTIONS TO MR. REUVEN BEN-MENACHEM FOR SERVICE AS CHIEF EXECUTIVE OFFICER OF THE COMPANY ALL AS SET FORTH ABOVE.

PROPOSAL 7 - RATIFICATION AND APPROVAL OF AMENDMENTS TO THE COMPANY'S 1997 PLANS, DECREASING THE AGGREGATE NUMBERS OF OPTIONS AVAILABLE FOR GRANT THEREUNDER AND THE RESPECTIVE NUMBERS OF ORDINARY SHARES RESERVED FOR ISSUANCE UPON EXERCISE OF SUCH OPTIONS AND AN AMENDMENT TO THE COMPANY'S 1999 OPTION PLAN INCREASING THE AGGREGATE NUMBER OF OPTIONS AVAILABLE FOR GRANT THEREUNDER AND THE NUMBER OF ORDINARY SHARES RESERVED FOR ISSUANCE UPON EXERCISE OF SUCH OPTIONS (BY AN AMOUNT EQUAL TO THE EXPIRATIONS DUE TO THE LAPSE OF THE COMPANY'S 1996 PLANS AND THE REDUCTION IN THE 1997 PLANS)


Background

            Fundtech has used the 1996 Plans, the 1997 Plans and the 1999 Option Plan as means of attracting and retaining highly qualified employees by aligning the employees' interest with those of Fundtech's other Shareholders. As of December 10, 2001, 31,752 options have expired due to the lapse of the 1996 Plans, 218,857 options remained available for grant under the 1997 Israel Plan, 134,436 options remained available for grant under the 1997 U.S. Plan and 559,070 options remained available for grant under the 1999 Option Plan. Each option had an equal number of Ordinary Shares reserved for issuance upon the exercise of such option.

            For a summary of the material terms of the 1996 Plans, the 1997 Plans and the 1999 Option Plan, see "Executive Compensation - Stock Option Plans."

            The Board of Directors is proposing that the shareholders vote to ratify and approve amendments to the 1997 Plans and the 1999 Plan as follows:
(i) decreasing the aggregate number of options that may be granted pursuant to the 1997 Israel Plan and decreasing the number of Ordinary Shares reserved for issuance upon exercise of the options granted pursuant to such 1997 Israel Plan by 218,857 options and Ordinary Shares to a total of 531,143 options and Ordinary Shares; (iii) decreasing the aggregate number of options that may be granted pursuant to the 1997 U.S. Plan and decreasing the number of Ordinary Shares reserved for issuance upon exercise of the options granted pursuant to such 1997 U.S. Plan by 134,436 options and Ordinary Shares to a total of 492,311 options and Ordinary Shares; and (iv) increasing the aggregate number of options that may be granted pursuant to the 1999 Plan and increasing the number of Ordinary Shares reserved for issuance upon exercise of the options granted pursuant to such 1999 Plan by 385,045 options and Ordinary Shares (an amount equivalent to the total expirations due to the lapse of the 1996 Plans as well as the reductions in the 1997 Plans) to a total of 1,333,045 options and Ordinary Shares.

            It has become common practice for companies in high-tech industries, many of which compete with the Company for attracting and retaining highly qualified employees, to offer such employees options to purchase a large number of shares of the capital stock of such companies. The Board of Directors is seeking to increase the number of options authorized to be granted under the 1999 Plan as well as the number of Ordinary Shares available for issuance upon exercise of such options by an amount equal to the expirations due to the lapse of the 1996 Plans and the reductions in the 1997 Plans, in order to take advantage of the terms of the more recently approved plan and to allow the Company to remain competitive with such other companies in attracting and retaining highly qualified employees by granting such employees options to purchase a larger number of Ordinary Shares.

            The Compensation Committee intends to use the options and Ordinary Shares, for grants (and issuance upon exercise) to the Named Officers remaining with the Company, the persons who will constitute "named officers" for the fiscal year 2001 and beyond and other current and future employees of the Company pursuant to the 1999 Plan. For grants to the Chief Executive Officer, please see Proposal 6. The Compensation Committee currently intends to use the remaining options for the above listed types of persons, though the amount and terms of such grants have not yet been determined.

            THIS PROPOSAL DOES NOT INCREASE THE NUMBER OF OPTIONS ALLOCATED TO THE COMPANY OPTION PLANS ABOVE THE LEVEL APPROVED BY THE SHAREHOLDERS AT LAST YEAR'S ANNUAL MEETING.

            Copies of the amendments to the respective plans are attached to this proxy as Appendix B.

            The affirmative vote of the holders of a majority of the voting power represented at the meeting in person or by proxy is necessary for ratification and approval of the amendments in the number of options which may be granted pursuant to the 1997 Plans and the 1999 Option Plan as well as the number of Ordinary Shares reserved for issuance upon exercise of the options granted pursuant to such plans.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION, ADOPTION AND APPROVAL OF THE ATTACHED AMENDMENTS TO THE RESPECTIVE OPTION PLANS
(I) DECREASING THE AGGREGATE NUMBER OF OPTIONS THAT MAY BE GRANTED PURSUANT TO THE 1997 ISRAEL PLAN AND DECREASING THE NUMBER OF ORDINARY SHARES RESERVED FOR ISSUANCE UPON EXERCISE OF THE OPTIONS GRANTED PURSUANT TO SUCH 1997 ISRAEL PLAN BY 218,857 OPTIONS AND ORDINARY SHARES TO A TOTAL OF 531,143 OPTIONS AND ORDINARY SHARES; (II) DECREASING THE AGGREGATE NUMBER OF OPTIONS THAT MAY BE GRANTED PURSUANT TO THE 1997 U.S. PLAN AND DECREASING THE NUMBER OF ORDINARY SHARES RESERVED FOR ISSUANCE UPON EXERCISE OF THE OPTIONS GRANTED PURSUANT TO SUCH 1997 U. S. PLAN BY 134,436 OPTIONS AND ORDINARY SHARES TO A TOTAL OF 492,311 OPTIONS AND ORDINARY SHARES; AND (III) INCREASING THE AGGREGATE NUMBER OF OPTIONS THAT MAY BE GRANTED PURSUANT TO THE 1999 PLAN AND INCREASING THE NUMBER OF ORDINARY SHARES RESERVED FOR ISSUANCE UPON EXERCISE OF THE OPTIONS GRANTED PURSUANT TO SUCH 1999 PLAN BY 385,045 OPTIONS AND ORDINARY SHARES (AN AMOUNT EQUAL TO THE EXPIRATIONS OF 31,752 OPTIONS PREVIOUSLY AVAILABLE FOR ISSUANCE DUE TO THE LAPSE IN THE 1996 PLANS AND THE REDUCTION BY 353,293 OF THE OPTIONS AVAILABLE UNDER THE 1997 PLANS) TO A TOTAL OF 1,333,045 OPTIONS AND ORDINARY SHARES, ALL AS SET FORTH ABOVE.

PROPOSAL 8 - APPOINTMENT OF AUDITORS AND AUTHORIZING THE BOARD OF DIRECTORS TO SET THE REMUNERATION FOR SUCH AUDITORS

            Kost, Forer and Gabbay, a member of Ernst and Young International, independent auditors, audited the financial statements of the Company for the year ended December 31, 2000, contained in the Company's Annual Report on Form 10-K. The audit services consisted of the firm's audit of and report on such financial statements and other annual financial statements of the Company and other matters.

            Representatives of Kost, Forer and Gabbay are expected to attend the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

            Based upon the recommendation of the Audit Committee, and subject to ratification by the Shareholders, the Board of Directors has appointed Kost, Forer and Gabbay, independent auditors, as auditors for the Company for the fiscal year ending December 31, 2001.

            The Board of Directors is seeking (i) the approval of the shareholders, as required by the Companies Law, for the appointment of Kost, Forer & Gabbay as the independent auditors of the Company for the fiscal year ending December 31, 2001, and (ii) the authorization by the shareholders to enter into an agreement to pay the fees of Kost, Forer & Gabbay as independent auditors of the Company on terms customary for the Israeli market.

            The affirmative vote of the holders of a majority of the voting power represented at the Annual Meeting in person or by proxy is necessary for approval of the appointment of Kost, Forer & Gabbay as independent auditors of the Company and the authorization of the Board of Directors entering into an agreement with Kost, Forer & Gabbay with respect to the fees for its services.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" (I) THE APPROVAL OF THE APPOINTMENT OF KOST, FORER & GABBAY AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001 AND (II) THE AUTHORIZATION OF THE BOARD OF DIRECTORS TO ENTER INTO AN AGREEMENT TO PAY THE FEES OF KOST, FORER & GABBAY AS INDEPENDENT AUDITORS OF THE COMPANY.

PROPOSAL 9 - AMENDMENT TO ARTICLES OF ASSOCIATION

            On February 1, 2000, the Companies Law came into effect. The Companies Law supercedes most of the provisions of the Israeli Companies Ordinance [New Version], 5743-1983. In light of the changes to the corporate law governing the Company, the Board of Directors recommends that the shareholders adopt the amended and restated Articles of Association, substantially in the form attached hereto as Appendix B.

            The proposed changes to our Articles of Association include, but are not limited to:

                  Restatement of the objectives of the Company from a specific list of objectives to a general statement allowing all types of business permitted by law;

                  Election of external directors in accordance with the Companies Law;

                  Specifying the type of and time for notice to be given by the Company for shareholder meetings and Board of Directors Meetings;

                  Removing specific provisions regarding approval of transactions with affiliates, which shall instead be governed by the Companies Law;

                  Requiring that the appointment of the Chief Executive Officer as Chairman of the Board be approved by the Shareholders, as required by the Companies Law;

                  Authorizing the Internal Auditor of the Company to convene meetings of the Board of Directors;

                  Authorizing the Board of Directors to hold meetings using electronic means of communications;

                  Authorizing the Board of Directors to declare all dividends in respect of the Company's shares of capital stock;

                  Authorizing the Shareholders to approve the appointment of outside auditors of the Company to serve for three years, and allowing the Board of Directors to set the fees of the outside auditors in certain instances;

                  Authorizing the indemnification of the Company's office holders to the fullest extent permitted under the Companies Law; and

                  Authorizing the Company to exempt its officer holders from their duty of care to the Company, in whole or in part; and

                  Eliminate the requirement, in certain cases, for special resolutions of the shareholders (75% vote), and determine that all resolutions of the shareholders, including resolutions relating to any changes in the Articles of Association, will be subject to a simple majority vote (ordinary resolution), except as otherwise provided by the Companies Law.

The list above does not purport to be complete, and shareholders are urged to review the form of Articles of Association set forth in Appendix C.

            The affirmative vote of the holders of 75% of the voting power represented at the Annual Meeting in person or by proxy is necessary for approval of the amendment of the Articles of Association of the Company.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF ASSOCIATION OF THE COMPANY IN THE FORM ATTACHED HERETO AS APPENDIX C.

PROPOSAL 10 - APPROVAL OF PURCHASE OF INSURANCE FOR THE BENEFIT OF DIRECTORS, THE UNDERTAKING IN ADVANCE TO INDEMNIFY SUCH DIRECTORS AND THE EXEMPTION OF SUCH DIRECTORS FROM THEIR DUTY OF CARE

            Under the Companies Law, a company may undertake the following, provided that such actions are authorized by the company's articles of association; (i) to insure an office holder for the breach of his duty of care or, to the extent he acted in good faith and had a reasonable basis to believe that the act would not prejudice the company, for the breach of his fiduciary duty as well as for monetary liabilities charged against him as a result of an act or omission he committed in connection with his service as an office holder of the company, and (ii) to indemnify an office holder for monetary liability incurred by him pursuant to a judgment, including a settlement or arbitration decision approved by a court, as well as for reasonable legal expenses incurred by him in an action brought against him by or on behalf of the company or others, or as a result of a criminal charge of which he was acquitted, or as a result of a criminal procedure in which he was convicted of a felony which does not require proof of criminal intent provided that any such liability or expense incurred by such office holder is due to an action performed by such office holder by virtue of his position with the company. Under the Companies Law, a company is entitled to undertake in advance to indemnify an office holder for the breach of his of care, provided that the articles of association of the company permit such indemnification in advance and further provided that such indemnification shall be limited to the type of events that, in the discretion of the board of directors of the company, may be anticipated at such time of undertaking and that such undertaking shall be limited to an amount which the Board of Directors deems reasonable in light of the applicable circumstances. A company may not indemnify an office holder nor enter into an insurance contract which would provide coverage for any liability incurred as a result of the following: (i) a breach by the office holder of his fiduciary duty unless he acted in good faith and had a reasonable basis to believe that the act would not prejudice the company; (ii) a breach by the office holder of his duty of care if such breach was done intentionally or recklessly; (iii) any act or omission done with the intent to derive an unlawful personal benefit; or (iv) any fine levied against such office holder. In addition, under the Companies Law a company may exempt an office holder from his duty of care to the company, in whole or in part, provided that such actions are authorized by the company's articles of association.

            In order for the Company to retain and secure the services of the Company's current directors, and to encourage highly qualified persons to join the Company's Board of Directors in the future, the Company proposes (i) to provide its directors with customary insurance, the exact terms of which shall be determined by the Board of Directors, and (ii) subject to the approval of Proposal 9 set forth above: (a) to undertake in advance to indemnify its directors for monetary liability incurred in connection with their position, and
(iii) to exempt the Company's directors from their duty of care to the Company, all subject to, and to the fullest extent permitted by, the Companies Law.

            The affirmative vote for the holders of a majority of the voting power represented at the Annual Meeting in person or by proxy is necessary for approval of the above insurance, indemnification in advance and exemption.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE INSURANCE, INDEMNIFICATION IN ADVANCE AND EXEMPTION SET FORTH ABOVE.

                            PROPOSALS OF SHAREHOLDERS

            The Company intends to hold the Annual Meeting of Shareholders for fiscal year 2001 in the early summer of 2002. Any shareholder of the Company wishing to include proposals in the proxy materials for such meeting must meet the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, relating to shareholders' proposals. Such proposal must be received by the Secretary of the Company in writing at the principal executive offices of the Company prior to May 1, 2002. Under such rule, one or more shareholder(s) continuously holding at least $2,000 in market value, or 1% of the Company's securities entitled to be voted on the proposal for at least one year from the date such proposal is submitted, may, subject to certain limitations, request the Board of Directors to include such proposal in the Company's proxy.

            Under the provisions of the Companies Law, one or more shareholder(s), holding at least 1% of the voting rights in the Company, may request the Board of Directors to include a proposal on the agenda for any future General Meeting, provided that the nature of such proposal is applicable to a discussion by the General Meeting.

                                 OTHER BUSINESS

            The Board of Directors of the Company is not aware of any other matters that may be presented at the Annual Meeting other than those mentioned in the attached Company's Notice of Annual Meeting of Shareholders. If any other matters do properly come before the Annual Meeting, it is intended that the persons named as proxies will vote, pursuant to their discretionary authority, according to their best judgment in the interest of the Company.




                                    By Order of the Board of Directors,


                                    /s/ Michael S. Hyman
                                    ----------------------------------
                                    Michael S. Hyman
                                    Vice President, General Counsel and
                                    Secretary

Ramat-Gan, Israel
January 4, 2002

                                   APPENDIX A

                       AMENDMENT TO DIRECTORS' OPTION PLAN

                                 Third Amendment
                                     to the
                      Fundtech Ltd. Directors' Option Plan



      Fundtech Ltd. Directors' Option Plan (the "Plan") is hereby amended by increasing the aggregate number of ordinary shares of Company stock that may be subject to option awards set forth in the first sentence of Section 3 of the Plan to 237,000.

      Executed this 1st day of February 2002 to be effective on January 31, 2002.

                                    Fundtech Ltd.



                                    By _________________________
                                       Member of the
                                       Compensation Committee

                                   APPENDIX B

                 AMENDMENTS TO THE 1997 PLANS AND THE 1999 PLAN

                                    Amendment
                                     to the
                                  Fundtech Ltd.
                 1997 Stock Option Plan For Fundtech Corporation

                                  Fundtech Ltd.
      1997 Stock Option Plan For Fundtech Corporation (the "Plan") is hereby amended by decreasing the aggregate number of ordinary shares of Company stock that may be subject to option awards set forth in the first sentence of Section 3 of the Plan to 492,311.

      Executed this 1st day of February 2002 to be effective on January 31, 2002.

                                    Fundtech Ltd.



                                    By _____________________
                                       Member of the
                                       Compensation Committee

                                    Amendment
                                     to the
                                  Fundtech Ltd.
                         1997 Israeli Share Option Plan


      1997 Israeli Share Option Plan (the "Plan") is hereby amended by decreasing the aggregate number of ordinary shares of Company stock that may be subject to option awards set forth in the first sentence of Section 6.1 of the Plan to 531,143.

      Executed this 1st day of February 2002 to be effective on January 31, 2002.
                                    Fundtech Ltd.



                                    By _______________________
                                       Member of the
                                       Compensation Committee

                                    Amendment
                                     to the
                                  Fundtech Ltd.
                            1999 Employee Option Plan

      The Fundtech Ltd. 1999 Employee Option Plan (the "Plan") is hereby amended by increasing the aggregate number of ordinary shares of Company stock that may be subject to option awards set forth in the first sentence of Section 4 of the Plan to 1,333,045.

      Executed this 1st day of February 2002 to be effective on January 31, 2002.

                                    Fundtech Ltd.



                                    By _____________________
                                       Member of the
                                       Compensation Committee

                                   APPENDIX C

                  Amended and Restated Articles of Association

                            THE COMPANIES LAW - 1999

                           A COMPANY LIMITED BY SHARES

                             ARTICLES OF ASSOCIATION

                                       OF

                                  FUNDTECH LTD.

                         THE COMPANIES LAW - 5758 - 1999
                         -------------------------------

                           A COMPANY LIMITED BY SHARES
                           ---------------------------

                             ARTICLES OF ASSOCIATION
                             -----------------------

                                       OF
                                       --

                                  FUNDTECH LTD.
                                  -------------




                                   Preliminary
                                   -----------

1.          Interpretation.
            --------------

            1.1 In these Articles, unless the context requires another meaning the words in the first column of the following table shall have the meanings set opposite them in the second column:


                        "Annual General Meeting"    means a general meeting of
                        or "Annual Meeting"         the shareholders of the
                                                    Company in accordance with
                                                    Section 60 of the Companies
                                                    Law;

                        "Articles"                  means these Articles of
                                                    Association as from time to
                                                    time amended by an Ordinary
                                                    Resolution (as defined
                                                    below);

                        "Auditors"                  means the auditors of the
                                                    Company;

                        "The Company"               means the above mentioned
                                                    company;

                        "The Companies Law" or      means the Companies Law 5758
                        "the Law"                   - 1999, as amended from time
                                                    to time, or any other law
                                                    which may come in its stead,
                                                    including all amendments
                                                    made thereto and all
                                                    regulations promulgated
                                                    thereunder;

                        "The U.S. rules"            means the rules of The
                                                    NASDAQ National Market and
                                                    the U.S. Securities
                                                    Regulations, as amended from
                                                    time to time;

                        "Person" includes a company, cooperative society, or any other body of persons, whether incorporated or otherwise;

                        "Board of Directors"        means all the directors of
                                                    the Company, including
                                                    elected directors, the
                                                    chairman, holding office
                                                    pursuant to these Articles,
                                                    including alternates,
                                                    substitutes or proxies;

                        "Elected Director/s"        means a member or members of
                                                    the Board of Directors
                                                    elected to hold office as
                                                    director/s;

                        "External Directors"        As defined under the Law and
                                                    under the U.S. rules;

                        "Office Holder"             as defined in the Companies
                                                    Law;

                        "C.E.O."                    means the chief executive
                                                    officer (mankal);

                        "Chairman of the Board of  as defined in article 90
                        Directors"                 these Articles.

                        "General Meetings"          means all Annual and Special
                                                    Meetings of the shareholders
                                                    of the Company;

                        "NIS"                       means New Israeli Shekels;

                        "The Office"                means the registered office
                                                    of the Company for the time
                                                    being;

                        "The Register"              means the Register of
                                                    Shareholders administered in
                                                    accordance with Section 127
                                                    of the Law;

                        "Writing"                   means in handwriting,
                                                    typewriting, photography,
                                                    telex, fax, e-mail
                                                    confirmation or any other
                                                    legible form;

                        "Month" or "Year"           according to the Gregorian
                                                    calendar.

                        "Ordinary Resolution"       means a resolution of
                                                    shareholders of the Company
                                                    holding a majority of voting
                                                    power represented at a
                                                    shareholders meeting in
                                                    person or by proxy and
                                                    voting thereon and/or voting
                                                    by Ballot according to
                                                    Section 87 of the Law;

                        "Special Meeting"           means any General Meeting of
                                                    the shareholders of the
                                                    Company which is not an
                                                    Annual Meeting.

            1.2 Words and expressions defined in the Memorandum of Association of the Company shall have the meanings in these Articles as ascribed to them therein.

            1.3 Subject to the provisions of this article, in these Articles, unless the context necessitates another meaning, terms and expressions which have been defined in the Companies Law shall have the meanings ascribed to them therein.

            1.4 Words in the singular shall also include the plural, and vice versa. Words in the masculine shall include the feminine and vice versa, and words which refer to persons shall also include corporations, and vice versa.

            1.5 In these Articles, all the provisions are subject to the Companies Law and/or to the U.S. rules, insofar as they are applicable.

            1.6 The captions to articles in these Articles are intended for the convenience of the reader only, and no use shall be made thereof in the interpretation of these Articles.

                                Limited Liability
                                -----------------

2. The Company is a Limited Liability Company and therefore each shareholder's obligations to the Company's obligations shall be limited to the payment of the par value of the shares held by such shareholders, subject to the provisions of the Companies Law.


                      The Company's Objectives and purposes
                      -------------------------------------

3. The Company's objectives are to carry on any legal business and do any act which are not prohibited by law. The Company may also make contributions of reasonable sums to worthy purposes even if such contributions are not made on the basis of business considerations.


                                  The Business
                                  ------------

4. Any branch or type of business which the Company is authorized to engage in, either expressly or implied, may be commenced or engaged in by the Board of Directors at all or any time as it deems fit. The Board of Directors shall be entitled to cease the conduct of any such branch or type of business, whether or not the actual conduct thereof has commenced, for as long as the Board of Directors deems it conducive not to commence and/or to cease conducting a particular branch or type of business.


                                Registered Office
                                -----------------

5. The registered office shall be at such place as is decided from time to time by the Board of Directors.


                                  Share Capital
                                  -------------

6. The share capital of the Company is NIS 200,000 (Two hundred thousand NIS) divided into:

            (i) 19,949,998 (Nineteen million, nine hundred and forty nine thousand, nine hundred and ninety eight)Ordinary Shares of a nominal value of NIS 0.01 (One Agora) each (the "Ordinary Shares"); and

            (ii) 50,002 (Fifty thousand and two) Deferred Shares of a nominal value of NIS 0.01 (One Agora) each (the "Deferred Shares").

7.          Rights Attaching to the Ordinary Shares.
            ---------------------------------------

            7.1 At General Meetings of the Company every holder of an Ordinary Share in respect of which all the calls on such share have been paid in full, who is personally present or represented by proxy or by a ballot in accordance with Section 87 of the Companies Law, shall have one vote in respect of each Ordinary Share held by him, without reference to the par value thereof.

            7.2 The Ordinary Shares in respect of which all calls have been fully paid shall confer on their holders the right to receive notices of, to attend and to vote at General Meetings of the Company, both Annual as well as Special Meetings. The Ordinary Shares shall confer on the holder thereof the right to receive a dividend (if distributed), to participate in a distribution of bonus shares (if distributed) and to participate in the assets of the Company upon its winding-up, pro rata to the nominal amount paid up on the shares or credited as paid up in respect thereof, and without reference to any premium which may have been paid in respect thereof.

            7.3 All the Ordinary Shares shall rank pari passu in all respects.

8.          Rights Attaching to the Deferred Shares.
            ---------------------------------------


            The Deferred Shares shall confer on their holders the sole right to receive their par value upon liquidation or winding up of the Company. The Deferred Shares shall not have any other rights, including voting rights or rights to receive dividends of any kind.

9.          Alteration of Rights.
            --------------------

            9.1 Subject to applicable law, if at any time the share capital of the Company is divided into different classes of shares and unless the terms of issue of such class of shares otherwise stipulate, the rights attaching to any class of shares (including rights prescribed in the terms of issue of the shares) may be altered, modified or canceled, by an Ordinary Resolution passed at a separate General Meeting of the shareholders of that class.

            9.2 The provisions contained in these Articles with regard to General Meetings shall apply, mutatis mutandis as the case may be, to every such General Meeting of the holders of each class of the Company's shares.

10.         Issuance of Preferred Shares
            ----------------------------

            Without prejudice to the special rights conferred on the holders of shares or debentures of the Company, the Company may issue shares having preferred or deferred rights, or may issue redeemable preference shares and may redeem same on such conditions and in such manner as the Company shall decide, subject to the provisions of any applicable law, from time to time, or may issue shares having special rights in regard to the distribution of dividends, voting rights, rights on winding-up or in connection with any other matters, as the Company may from time to time decide.

11.         Unissued Share Capital
            ----------------------

            The unissued shares in the capital of the Company shall be under the control of the Board of Directors, which shall be entitled to allot or otherwise grant same to such persons under such restrictions and conditions as it shall deem fit and conducive, whether for consideration or otherwise, and whether for consideration in cash or for consideration which is not in cash, above their par value or at a discount, all on such conditions, in such manner and at such times as the board of Directors shall deem fit, and subject to the provisions of the Law. The Board of Directors shall be entitled, inter alia, to differentiate between shareholders with regard to the amounts of calls in respect of the allotment of shares (to the extent that there are calls) and with regard to the time for payment thereof. The Board of Directors may also issue warrants for the purchase of shares of the Company and prescribe the manner of the exercise of options, including the time and price for such exercise and any other provision which is relevant to the method for distributing the issued shares of the Company amongst the purchasers thereof.

12. The Board of Directors shall be entitled to prescribe that the existing shares in the capital of the Company be issued and the times for the issue and the conditions thereof and any other matter which may arise in connection with the issue thereof.

13. Subject to the provisions of the Law the Board of Directors may pay brokerage and/or subscription commissions to any person in respect of the subscription and/or agreement to subscribe and/or the procuring of subscriptions and/or a promise to subscribe for shares and/or debentures and/or other securities of the Company. The Board of Directors shall further be entitled in ever case of the issue of securities of the Company to pay brokerage fees, subject to the provisions of the Law.

14. In every case of a rights offer to the shareholders, the Board of Directors shall be entitled to decide whether the shares offered shall be of a uniform class for all the shareholders, or that an offer shall be made to each holder of shares of the same class in respect of which he is entitled to participate in the rights offer.

15. In every case of a rights offer the Board of Directors shall be entitled, in its discretion, to resolve any problems and difficulties likely to arise in regard to fractions of rights, and without prejudice to the generality of the foregoing, the Board of Directors shall be entitled to specify that no shares shall be allotted in respect of fractions of rights, or that fractions of rights shall be sold and the (net) proceeds shall be paid to the persons entitled to the fractions of rights, or, in accordance with a decision by the Board of Directors, to the benefit of the Company.


                     Increase of and Alterations to Capital
                     --------------------------------------

16. The Company may, from time to time, by an Ordinary Resolution, increase its share capital by way of the creation of new shares, whether or not all the existing shares have been issued up to the date of the resolution, whether or not it has been decided to issue same, and whether or not calls have been made on all the issued shares.

17. The increase of capital shall be in such amount and divided into shares of such nominal value, and with such restrictions and conditions and with such rights and privileges as the Ordinary Resolution dealing with the creation of the shares prescribes, subject to the special rights of an existing class of shares, and if no provisions are contained in the Ordinary Resolution, then as the Board of Directors shall prescribe.

18. Subject to the provisions of these Articles and the Companies Law, the Company may create shares having preferred rights or restricted rights in regard to dividends or participation in assets on winding-up, or with a special right for voting, or without voting rights.

19. Unless otherwise stated in the Ordinary Resolution approving the increase of the share capital, the new shares shall be subject to those provisions in regard to issue, allotment, alteration of rights, payment of calls, liens, forfeiture, transfer, transmission and other provisions which apply to the shares of the Company.

20.         By Ordinary Resolution, the Company may:

            20.1 consolidate and sub-divide its existing share capital, or any part thereof, into shares of a larger or smaller (as applicable) denomination than the existing shares:

            20.2 sub-divide, by way of a redistribution of the existing shares, in whole or in part, its share capital, in whole or in part, into shares of a smaller denomination than nominal value of the existing shares and without prejudice to the foregoing, one or more of the shares so created may be granted any preferred or deferred right or any special right with regard to dividend, participation in assets on winding-up, voting and so forth, subject always to the provisions of the Law and these Articles;

            20.3 reduce its issued share capital in such manner and subject to the such restrictions as the Law prescribes;

            20.4 Cancel any shares which on the date of passing of the resolution have not been issued and reduce its authorized share capital by the amount of the shares so canceled.

21. In the event that the Company shall adopt any of the resolutions described in Article 20 above, the Board of Directors shall be entitled to prescribe arrangements necessary in order to resolve any difficulty likely to arise in connection with such resolutions, including in the event of a consolidation in which it shall be entitled to prescribe which shares shall be consolidated into a particular class of share, and in the case of the consolidation of shares which are not owned by the same owner, it shall be entitled to specify arrangements for the sale of the consolidated share, the manner of selling it and the manner of distributing the (net) proceeds and may appoint a person to execute the transfer and any act done by such person shall be valid and no allegations against him shall be entertained.


                               Share Certificates
                               ------------------

22. Share certificates evidencing title to the shares of the Company shall be issued under the seal or rubber stamp of the Company, and together with the signatures of two members of the Board of Directors, or one director together with the secretary of the Company. The Board of Directors shall be entitled to decide that the signatures be effected in any mechanical form, provided that the signature shall be effected under the supervision of the Board of Directors in such manner as it prescribes.

23. Every member shall be entitled, free of charge, to one certificate in respect of all the shares of a single class registered in his name.

24. The Board of Directors shall not refuse a request by a shareholder to obtain several certificates in place of one certificate, unless such request is, in the opinion of the Board of Directors, unreasonable. Where a shareholder has sold or transferred some of his shares, he shall be entitled, free of charge, to receive a certificate in respect of his remaining shares, provided that the previous certificate is delivered to the Company before the issuance of a new certificate.

25. Every share certificate shall specify the number of the shares in respect of which the certificate is issued and also the amounts which have been paid up in respect of each share.

26. No person shall be recognized by the Company as having any right to a share unless he is the registered owner of the shares in the Register. The Company shall not be bound by and shall not recognize any right or privilege pursuant to the laws of equity, or a fiduciary relationship or a chose in action, future or partial, in any share, or a right or privilege to a fraction of a share, or (unless these Articles otherwise direct) any other right in respect of a share, except the absolute right to the share as a whole, where same is vested in the owner registered in the Register.

27. A share certificate registered in the names of two or more persons shall be delivered to one of the joint holders, and the Company shall not be obliged to issue more than one certificate to all the joint holders of shares and the delivery of such certificate to one of the joint holders shall be deemed to be delivery to all of them.

28. If a share certificate, whether a registered share or bearer share, should be lost, destroyed or defaced, or should any coupon to a bearer share certificate be lost, destroyed or defaced, the Board of Directors shall be entitled to issue a new certificate or coupon in its place, provided that the certificate or coupon is delivered to it and destroyed by it, or it is proved to the satisfaction of the Board of Directors that the certificate or coupon was lost or destroyed and security has been received to its satisfaction in respect of any possible damages and after payment of such amount as the Board of Directors shall prescribe.

                                 Calls on Shares
                                 ---------------

29. The Board of Directors may from time to time, in its discretion, make calls on shareholders in respect of amounts which are still unpaid in respect of the shares held by each of the shareholders (including premiums), and the terms of issue which do not prescribe that same be paid at fixed times, and every shareholder shall be obliged to pay the amount of the call made on him, at such time and at such place as stipulated by the Board of Directors.

30. In respect of every call prior notice of at least 14 business days shall be given, stating to whom the amount called is to be paid, the time for payment and the place thereof, provided that prior to the due date for payment of such call, the Board of Directors may, by written notice to the shareholders, cancel the call or extend the date of payment thereof. A call shall be deemed to have been made on the date on which the directors decide on the call.

31. If according to the terms of issue of any share, or otherwise, any amount is required to be paid at a fixed time or in installments at fixed times, whether the payment is made on account of the share capital in respect of the share or in the form of a premium, every such payment or every such installment shall be paid as if it was a call duly made by the Board of Directors, in respect of which notice was duly given, and all the provisions contained in these Articles in regard to calls shall apply to such amount or to such installment.

32. Joint holders of a share shall be jointly and severally liable for the payment of all installments and calls due in respect of such share.

33. In the event that a call or installment due on account of a share is not paid on or before the date fixed for payment thereof, the holder of the share, or the person to whom the share has been allotted, shall be obliged to pay linkage differentials and interest on the amount of the call or the installment, at such rate as shall be determined by the Board of Directors, commencing from the date fixed for the payment thereof and until the date of actual payment. The Board of Directors may, however, waive the payment of the linkage differentials or the interest or part thereof.

34. A shareholder shall not be entitled to receive a dividend and shall not be entitled to exercise any right as a shareholder, including but not limited to, the right to receive notices of General Meetings of any type of the Company and the right to attend and vote thereat and to transfer the shares to another, unless he has paid all the calls payable from time to time and which apply to any of his shares, whether he holds same alone or jointly with another, plus linkage differentials, interest and expenses, if any.

35. The Board of Directors may, if it deems fit, accept payment from a shareholder wishing to anticipate the payment of all moneys which remain unpaid on account of his shares, or part thereof which are over and above the amounts which have actually been called, and the Board of Directors shall be entitled to pay such shareholder linkage differentials and interest in respect of the amounts paid in advance, or that portion thereof which exceeds the amount called for the time being on account of the shares in respect of which the advance payment is made, at such rate as is agreed upon between the board of Directors and the shareholder, with this being in addition to dividends payable (if any) on the paid-up portion of the share in respect of which the advance payment is made.


            The Board of Directors may, at any time, repay the amount paid in advance as aforesaid, in whole or in part, in its sole discretion.

                               Forfeiture and Lien
                               -------------------

36. If a shareholder fails to make payment of any call or other installment on or before the date fixed for the payment thereof, the Board of Directors may, at any time thereafter and for as long as the part of the call or installment remains unpaid, serve on him a notice demanding that he make payment thereof, together with the linkage differentials and interest at such rate as is specified by the Board of Directors and all the expenses incurred by the Company in consequence of such non-payment.

37. The notice shall specify a further date, which shall be at least 14 business days after the date of the notice, and a place or places at which such call or installment is to be paid, together with linkage differentials and interest and expenses as aforesaid.


            The notice shall further state that, if the amount is not paid on or before the date specified, and at the place mentioned in such notice, the shares in respect of which the call was made, or the installment is due, shall be liable to forfeiture.

38. If the demands contained in such notice are not complied with the Board of Directors may treat the shares in respect of which the notice referred to in Articles 36 and 37 was given as forfeited. Such forfeiture shall include all the dividends bonus shares and other benefits which have been declared in respect of the forfeited shares which have not actually been paid prior to the forfeiture.

39. Any share so forfeited or waived shall be deemed to be the property of the Company and the Board of Directors shall be entitled subject to the provisions of these Articles and the Law, to sell, re-allot or otherwise dispose thereof, as it deems fit, whether the amount paid previously in respect of that share is credited, in whole or in part.


            The Board of Directors shall be entitled to collect the moneys which have been forfeited, or part thereof, as it shall deem fit, but it shall not be obliged to do so.

40. The Board of Directors may, at any time before any share forfeited as aforesaid is sold or re-allotted or otherwise dispose of, cancel the forfeiture on such conditions as it deems fit.

41. Any person whose shares have been forfeited shall cease to be a shareholder in respect of the forfeited shares, but shall, nonetheless remain liable for the payment to the Company of all calls, installments, linkage differentials, interest and expenses due on account of or in respect of such shares on the date of forfeiture, in respect of the forfeited shares, together with interest on such amounts reckoned from the date of forfeiture until the date of payment, at such rate as the Board of Directors shall form time to time specify. However, his liability shall cease after the Company has received all the amounts called in respect of the shares.

42. The provisions of these Articles in regard to forfeiture shall also apply to cases of non-payment of any amount, which, according to the terms of issue of the share, or which under the conditions of allotment the due date for payment of which fell on a fixed date, whether this be on account of the par value of the share or in the form of a premium, as if such amount was payable pursuant to a call duly made and notified.

43. The Company shall have a first and paramount lien over all the shares which have not been fully paid up and which are registered in the name of any shareholder (whether individually or jointly with others) and also over the proceeds of the sale thereof, as security for the debts and obligations of such shareholder to the Company and his contractual engagements with it, either individually or together with others. This right of lien shall apply whether or not the due date for payment of such debts or the fulfillment or performance of such obligations has arrived, and no rights in equity shall be created in respect of any share, over which there is a lien as aforesaid. The aforesaid lien shall apply to all dividends or benefits which may be declared, from time to time, on such shares, unless the Board of Directors shall decide otherwise. Registration by the Company of a transfer of shares shall be deemed to be a waiver by the Company of the lien (if any) on the shares.

44. In order to realize such lien, the Board of Directors may sell the shares under lien at such time and in such manner as, it shall deem fit, but no share may be sold unless the period referred to below has elapsed and written notice has been given to the shareholder, his trustee, liquidator, receiver, the executors of his estate, or anyone who acquires a right to shares in consequences of the bankruptcy of a shareholder, as the case may be, stating that the Company intends to sell the shares, if he or they should fail to pay the aforesaid debts, or fail to discharge or fulfill the aforesaid obligations within seven days form the date of the notice.

45. The net proceeds of any such sale of shares, after deduction of the expenses attendant on the sale, shall serve for the discharge of the debts of such shareholder or for performance of such shareholder's obligations (including debts, undertaking and contractual engagements due date for the payment or performance of which has arrived) and the surplus, if any, shall be paid to the shareholder, his trustee, liquidator, receiver, guardians, the executors of his estate, or to his successors-in-title.

46. In every case of a sale following forfeiture or waiver, or for purposes of executing a lien by exercising all the powers conferred above, the Board of Directors shall be entitled to appoint a person to sign an instrument of transfer of the shares sold, and to arrange for the registration of the name of the buyer in the Register in respect of the shares sold.

47. An affidavit signed by the Board of Directors that a particular share of the Company was forfeited, waived or sold by the Company by virtue of a lien, shall serve as conclusive evidence of the facts contained therein as against any person claiming a right in the share. The purchaser of a share who relies on such affidavit shall not be obliged to investigate whether the sale, re-allotment or transfer, or the amount of consideration and the manner of application of the proceeds of the sale, were lawfully effected, and after his name has been registered in the Register he shall have a full right of title to the share and such right shall not be adversely affected by a defect or invalidity which occurred in the forfeiture, waiver, sale, re-allotment or transfer of the share.


                       Transfer and Transmission of Shares
                       -----------------------------------

48. No transfer of shares shall be registered in the Register unless a proper instrument of transfer is delivered to the Company or to such other place specified for this purpose by the Board of Directors. Subject to the provisions of these Articles an instrument of transfer of a share in the Company shall be signed by the transferor.


            The transferor shall be deemed to remain the holder of the share up until the time the name of the transferee is registered in the Register in respect of the share transferred.

49. Insofar as the circumstances permit, the instrument of transfer of a share shall be drawn up in the form set out below, or in any other form the Board of Directors may approve (hereinafter: the "Deed of Transfer").

            I _______________, I.D. _______________ of _______________
            (hereinafter: the "Transferor"), in consideration for an amount of NIS _______________ (in words) paid to me by _______________ I.D.
            _______________ of _______________ (hereinafter: the "Transferee"), hereby transfer to the transferee _______________ shares of NIS _______________ each, marked with the numbers _______________ to
            _______________ (inclusive) of a company known as Fundtech Ltd., to be held by the transferee, the acquires of his rights and his successors-in title, under all the same conditions under which I held same prior to the signing of this instrument, and

            I, the transferee, hereby agree to accept the aforementioned share in accordance with the above mentioned conditions.


            In witness whereof we have hereunto signed this _____ day of _______ 20__.


            Transferor _______________


            Witnesses to Signature _______________

50. The Company may close the transfer registers and the Register for such period of time as the Board of Directors shall deem fit, subject to the terms of the Companies Law.

51. Every instrument of transfer shall be submitted to the Office or to such other place as the Board of Directors shall prescribe, for purposes of registration, together with the share certificates about to be transferred, or if no such certificate was issued, together with the letter of allotment of the shares about to be transferred (if such letter was issued), and such other proof as the Board of Directors may demand in regard to the transferor's right of title or his right to transfer the shares.

            The Board of Directors shall have the right to refuse to recognize an assignment of shares until the appropriate securities under the circumstances have been provided, as shall be determined by the Board of Directors in a specific case or from time to time in general.

            Instruments of transfer which are registered shall remain within the company.

52. Every instrument of transfer shall relate to one class of shares only, unless the Board of Directors shall otherwise agree.

53. The executors of the will or administrator of a deceased shareholder's estate (such shareholder not being one of a joint owners of a share) or, in the absence of an administrator of the estate or executor of the will, persons having a right as heirs of the deceased shareholder, shall be entitled to demand that the Company recognize them as owners of rights in the share. The provisions of Article 51 above shall apply, mutatis mutandis, also in regard to this article.

54. In the case of a share registered in the names of two or more persons, the Company shall recognize only the surviving owners as persons having rights in the share. However, the aforementioned shall not be construed as releasing the estate of a deceased joint shareholder from any and all undertakings in respect of the shares. Any person who shall become an owner of shares following the death of a shareholder shall be entitled to be registered as owner of such shares after having presented to the Company Secretary an inheritance order or probation order or order of appointment of an administrator of estate and any other proof as required - if these are sufficient in the opinion of the Company Secretary - testifying to such person's right to appear as shareholder in accordance with these Articles, and which shall testify to his title to such shares. The provisions of Article 51 above shall apply, mutatis mutandis, also in regard to this article.

55. The receiver or liquidator of a shareholder who is a company or the trustee in bankruptcy or the official receiver of a shareholder who is bankrupt, upon presenting appropriate proof to the satisfaction of the Company Secretary, that he has the right to appear in this capacity and which testifies to his title, may, with the consent of the Board of Directors (the Board of Directors shall not be obligated to give such consent) be registered as the owner of such shares. Furthermore, he may assign such shares in accordance with the rules prescribed in these Articles. The provisions of Article 52 above shall apply, mutatis mutandis, also in regard to this article.

56. A person entitled to be registered as a shareholder following assignment pursuant to this article shall be entitled, if approved by the Board of Directors and to the extent and under the conditions prescribed by the Board of Directors, to dividends and any other monies paid in respect of the shares, and shall be entitled to give the Company confirmation of the payments; however, he shall not be entitled to receive notices of General meetings, to be present or to vote therein or, subject to the provisions of these Articles, to make use of any rights of shareholders, until he has been registered as owner of such shares in the Register.


                            Bearer Share Certificates
                            -------------------------

57. The Company may issue bearer shares, or exchanges a share certificate for a bearer share certificate, and accordingly the Board of directors may, in its discretion, with respect to any share which is fully paid, on application in writing signed by the person registered as holder of the share, and authenticated by such evidence as the Board of Directors, may require for proving the identity of the person signing the request, and on receiving the certificate, of the share, and the stamp duty (if any) on the bearer shares and such fee as the Board of Directors may from time to time specify, issue a bearer share, stamped with the seal of the Company and duly stamped, stating that the bearer is the owner of the shares of dividends, or other moneys, on the shares included in the certificate.

58. A bearer share certificate shall entitle the bearer to the shares included in it and such shares shall be transferable by the delivery of the bearer share, and the provisions of the Articles of the Company with respect to transfer and transmission of shares shall not apply to the shares included in the certificate.

59. The bearer of a bearer share shall, on surrender of the bearer share certificate to the Company for cancellation and on payment of such sum as the board of Directors may from time to time prescribe, be entitled to have his name entered as a shareholder in the Register in respect of the shares included in the certificate.

60. The bearer of a bearer share may at any time deposit the certificate at the office of the Company, or such other place as the Board of Directors may prescribe, and so long as the certificate remains so deposited the depositor shall have the same right to sign a requisition for calling a General Meeting of the Company, and of amending and voting and exercising the other privileges of a shareholder at any General Meeting of the Company, held after expiration of two days from the time of the deposit, as if his name were registered in the registrar as the registered holder of the shares included in the deposited certificate. Not more than one person shall be recognized as depositor of a particular bearer share. The Company shall, on two days' written notice return the deposited bearer share to the depositor.


            Unless otherwise expressly provided in these Articles, no person shall, as bearer of a bearer share, sign a requisition for calling a meeting of the Company, or attend, or vote, or exercise any other rights of a shareholder at General Meetings of the Company, but the bearer of a bearer share shall be entitled in all other respects to the same privileges and advantages as if he were named in the Register as the holder of the shares included in the bearer share certificate, and he shall be a shareholder of the Company.


                                General Meetings
                                ----------------

61. An Annual General Meeting shall be held at least once in every calendar year, not later than 15 months after the last Annual General Meeting, at such time and at such place as the Board of Directors shall determine.

62. The Board of Directors may call a Special Meeting whenever it sees fit to do so.

63. The Board of Directors shall be obliged to call a Special Meeting upon a requisition in writing in accordance with Section 63(b) of the Law.

64.

            64.1 The Company shall not be obligated to deliver any notice pursuant to Section 69(b) of the Law to the shareholders prior to any general meeting. The Board of Directors may, from time to time, mail notices of general meetings in such format as it may decide from time to time subject to any applicable law.

            64.2 Notwithstanding the provisions of article 64.1 above, the Company shall publish, in a manner determined by the Board of Directors and subject to the provisions of
                        Article 139 and any applicable regulations, prior notice of 7 days with regard to any general meeting, provided that the Company shall publish prior notice of 21 days with regard to any Annual Meeting. In counting the days, the day of publication shall not be counted, but the day of the meeting shall be counted.

            64.3 The notice shall specify (i) the type of meeting, (ii) the place, the day and the hour of the meeting, (iii) the issues on the agenda, (iv) a brief summary of the proposed resolutions, (v) the majority required for the acceptance of each resolution, (vi) the time on which the right of a shareholder to vote shall be established according to Section 182 of the Law (the "record date"),
                        (vii) arrangements on vote by ballot under the provisions of Sections 87-89 of the Law, to the extent relevant, (vii) in the event that the Company has established that an adjourned meeting shall be held on such date which is later than the date provided for in
                        Section 78(b) of the Law, such later date shall be included in the notice, and (viii) the telephone number and address of the Company's office and the time on which a shareholder can review the full text of the proposed resolutions. The Company may add additional places for such review including an internet site in which such shareholder can find, among other things, drafts of the ballot and Position Papers (as defined in Section 88 of the Law). The notice shall be given in the manner prescribed below under the heading "Notices" in Articles 139 to 142 below.

65.         [reserved]


                         Proceedings at General Meeting
                         ------------------------------

66. No business shall be conducted at a General Meeting unless a quorum is present, and no resolution shall be passed unless a quorum is present at the time the resolution is voted in. Except in cases where it is otherwise stipulated, a quorum shall be constituted when there are personally present, or represented by proxy or by a ballot, at least two shareholders who jointly hold at least 331/3% of the voting rights in the Company.

67. If within half an hour from the time appointed for the meeting, a quorum is not present, without there being an obligation to notify the shareholders to that effect, the meeting shall be adjourned to the same day, in the following week, at the same hour and at the same place. Unless such day shall fall on a statutory holiday (either in Israel or in the U.S.A.), in which case the meeting will be adjourned to the first business day which follows such statutory holiday.


            If at the adjourned meeting there is no quorum, then two shareholders, personally present, or represented by proxy or ballot, shall constitute a quorum and shall be entitled to consider and decide on the matters for which the meeting was called.

68. The chairman of the Board of Directors, or any other person appointed for this purpose by the Board of Directors, shall preside as chairman of the meeting at every General Meeting. If such person is not present at such meeting within 15 minutes from the time appointed for the meeting, the shareholders present at the meeting shall elect one of their number to serve as chairman of the meeting.

69. Resolutions at the General Meeting shall be passed by a vote. Every vote at a General Meeting shall be conducted according to the number of votes to which each shareholder is entitled on the basis of the number of shares held by him which confer on him a right to vote at General Meetings.

70.         Intentionally Deleted.

71.         Intentionally Deleted.

72. The announcement by the chairman that a resolution has been passed unanimously or by a particular majority, or has been rejected, and a note recorded to that effect in the Company's minute book, shall serve as conclusive proof of such fact, and there shall be no necessity for proving the number of votes or the proportion of votes given for or against the resolution.

73. The chairman of a General Meeting may adjourn the meeting from time to time and from place to place if approved by a majority vote, and he shall be obliged to do so if the meeting, by a majority vote, so demands, but at an adjourned meeting no other matters be considered or decided apart from the matters which were on the agenda of the meeting at which it was decided on the adjournment and in respect of which no resolution was taken. There shall be no necessity to give notice in regard to the adjournment or in regard to the matters on the agenda of the adjourned meeting, unless the adjourned meeting is to be held more than 21 days after the date of the original meeting.


                              Votes of Shareholders
                              ---------------------

74. Every shareholder entitled to vote at a General Meeting, who is personally present or represented by proxy or ballot, shall have one vote in respect of each Ordinary Share held by him.

75. In the case of joint shareholders, the vote of the senior joint holder, given personally or by proxy or ballot, shall be accepted, to the exclusion of the vote of the remaining joint shareholders, and for these purposes the question as to who is the senior of the joint shareholders shall be the person amongst the joint holders whose name appears first in the Register.

76. A shareholder who is legally incapacitated shall vote solely through his guardian or other person who fulfills the function of such guardian and who was appointed by a court, and any guardian or other person as aforesaid shall be entitled to vote by way of a proxy, or in such manner as the court directs.

77. Any corporation which is a shareholder of the Company shall be entitled, by way of resolution of its directors or another body which manages, to appoint such person which it deems fit, whether or not he is a shareholder of the Company, to act as its representative at any General Meeting of the Company or at a meeting of a class of shares in the Company which such corporation is entitled to attend and to vote thereat, and the appointed as aforesaid shall be entitled, on behalf of the corporation whom he represents, to exercise all the same powers and authorities which the corporation itself could have exercised had it been a natural person shareholder of the Company.

78. Every shareholder of the Company who is entitled to receive notices of General Meetings of the Company, and to attend and vote thereat, shall be entitled to appoint a proxy. A proxy can be appointed by more than one shareholder, and he can vote in different ways on behalf of each principal.


            The instrument appointing a proxy shall be in writing signed by the person making the appointment or by his authorized representative, and if the person making the appointment is a corporation, the power of attorney shall be signed in the manner in which the corporation signs on documents which bind it, and a certificate of an attorney with regard to the authority of the signatories to bind the corporation shall be attached thereto. The proxy need not be a shareholder of the Company.

79. The instrument appointing a proxy, or a copy thereof certified by an attorney, shall be lodged at the Office, or at such other place as the Board of Directors shall specify, not less than 24 hours prior to the meeting at which the proxy intends to vote on the strength of such instrument of proxy.

80. Every instrument appointing a proxy, whether for a meeting specifically indicated, or otherwise, shall, as far as circumstances permit, be in the following form, or in any other form approved by the Board of Directors:


            I ______________ of ______________ being a shareholder holding
            _________ voting shares in Fundtech Ltd., hereby appoint Mr.
            ______________ of ______________ or failing him, Mr. ______________
            or ______________, or failing him, Mr. ______________ of
            ______________, to vote in my name, place and stead at the (Annual/Special) Meeting of the Company to be held on the ____ of ______ 20__, and at any adjourned meeting thereof.


            In witness whereof I have hereto set my hand on the _____ day of
            _____

81. No shareholder shall be entitled to vote at a General Meeting unless he has paid all the calls and all the amounts due from him, for the time being, in respect of his shares.

82. A vote given in accordance with the instructions contained in an instrument appointing a proxy shall be valid notwithstanding the death of the appointer, or the revocation of the proxy, or the transfer of the share in respect of which the vote was given as aforesaid, unless notice in writing of the death, revocation or transfer is received at the office of the Company, or by the chairman of the meeting, prior to such vote.

83. A document appointing a proxy shall be valid for every adjourned meeting of the meeting to which the document relates.


                             The Board of Directors
                             ----------------------

84.

            84.1 Unless otherwise resolved by an Ordinary Resolution of the General Meeting of the Company, the number of directors of the Company shall be between 5 and 7. Out of such directors of the Company, and as long as the Company remains a "public company" as defined in the Companies Law, at least two of the directors of the Company shall be elected as and qualify as External Directors. At any time the minimum number of directors shall be not less than 5. Any director shall be eligible for re-election upon termination of his term of office. The External Directors shall be eligible for re-election subject to the provisions of the Companies Law.

            84.2 No corporation may serve as a director of the Company unless it has appointed an individual who is not disqualified from holding office on its behalf to the Board of Directors. An individual holding office on its behalf of a corporation as aforesaid shall be governed by the same duties and obligations which apply to an officer, without this derogating from the liability of the corporation on whose behalf such individual was appointed for such obligations.

85.

            85.1 Prior to every Annual Meeting of the Company, the Board of Directors of the Company shall resolve by a majority vote the names of between 5 to 7 persons to be proposed to the shareholders of the Company for election as directors of the Company until the next Annual Meeting (hereinafter, the "Panel"). The Panel shall not include the residing External Directors unless the term of services of an External Director expires at such Annual Meeting. Except for the Panel, no candidate for the office of a director may be proposed at an Annual Meeting of the Company unless not less than 72 hours and not more than 42 days prior to the date appointed for the Annual Meeting, a notice in writing, signed by shareholders holding at least 10% of the Company's issued and outstanding shares who are entitled to attend a meeting in respect of which notice has been sent and who are entitled to vote thereat, is delivered to the office of the Company stating that such shareholders intend to propose 5 to 7 candidates for the office of directors instead of the Panel proposed by the Board of Directors (hereinafter: "Alternate Panel(s)").

            85.2 The Panel or Alternate Panel(s) shall be elected by an Ordinary Resolution at every Annual Meeting, for a term of office which shall end upon the convening of the first Annual Meeting held after the date of their election.

            85.3 Every director, excluding External Directors, shall hold office until the end of the next Annual Meeting following the meeting at which he was elected, unless his office is vacated in accordance with Article 87 below or Article. If at the Annual Meeting no Panel or Alternate Panel are elected, the previous directors shall continue to hold office until the convening of a General Meeting at which a Panel or Alternate Panel shall be elected. External Directors of the Company shall be elected for a fixed period of three years as set forth in the Companies Law and shall not be subject to reelection at every Annual Meeting.

            85.4 If the office of a member/s of the Board of Directors (excluding External Directors) shall be vacated, the remaining members of the Board of Directors shall be entitled to appoint an additional directors in place of the director/s whose office has been vacated, for a term of office according to the remaining period of the term of office of the director/s whose office has been vacated. If the office of an External Director shall be vacated, the Board of Directors shall convene, as quickly as practical, a general meeting for the purpose of nominating a new External Director.

86. The directors in their capacity as such shall be entitled to receive remuneration and expenses incurred within the scope of fulfilling their functions as directors. The remuneration of the directors shall be fixed in accordance with the provisions of the Law. The External Directors shall receive their remuneration in accordance with the U.S. rules and the Law.


            The conditions of the terms of office of members of the Board of Directors shall be decided by the Board of Directors, but same shall be valid only if ratified in the manner required under the Law. The remuneration of directors may be fixed as an overall payment and/or as a payment in respect of attendance at meetings. In addition to his remuneration, each director shall be entitled to receive a refund in respect of his reasonable expenses connected with performing his functions and services as a director. In any event, remuneration of External Directors shall be subject to the provisions of the Companies Law.

87.

            87.1 Subject to the provisions of the Law with regard to External Directors, and subject to Article 87.2 below, the office of a member of the Board of Directors shall be vacated in any one of the following events:

                        87.1.1 If he resigns his office by way of a letter signed by him, lodged at the Office of the Company.

                        87.1.2      If he is declared bankrupt.

                        87.1.3      If he becomes insane or unsound of mind.

                        87.1.4 On his death, and in the case of a corporation - upon its winding-up.

            87.2 If the office of a member of the Board of Directors (excluding an External Director) should be vacated, the remaining members of the Board of Directors shall be entitled to act for all purposes, for as long as their number does not fall below the minimum, for the time being, specified for the directors, as prescribed in
                        Article 84 above. Should their number drop below the aforesaid minimum, the directors shall not be entitled to act, except for the appointment of additional directors, or for the purpose of calling a general meeting for the appointment of additional directors, or for the purpose of calling a general meeting for the appointment of a new Board of Directors. Should the number of directors fall below the aforesaid minimum and no action is undertaken by the Board of Directors within 10 days, then within 2 days thereafter the C.E.O. of the Company, must call a General Meeting for the purpose of appointing a new Board of Directors. In the event that the C.E.O. of the Company does not call a General Meeting within 2 days, then the Chairman of the Board of Directors must within 2 days thereafter call a General Meeting for the Purpose of appointing a new Board of Directors.


                               Alternate Directors
                               -------------------

88.

            88.1 Subject to the provisions of the Companies Law, a Director may, by written notice to the Company, appoint an alternate for himself (in these Articles referred to as "Alternate Director"), remove such Alternate Director and appoint another Alternate Director in place of any Alternate Director appointed by him whose office has been vacated for any reason whatsoever. Unless the appointing Director, by the instrument appointing an Alternate Director or by written notice to the Company, limits such appointment to a specified period of time or restricts it to a specified meeting or action of the Board of Directors, or otherwise restricts its scope, the appointment shall be for an indefinite period, and for all purposes.

            88.2 Any notice given to the Company pursuant to Article 88.1 shall become effective on the date fixed therein, or upon the delivery thereof to the Company, whichever is later.

            88.3 An Alternate Director shall have all the rights and obligations of the Director who appointed him, provided, however, that he may not in turn appoint an alternate for himself (unless the instrument appointing him otherwise expressly provides), and provided further that an Alternate Director shall have no standing at any meeting of the Board of Directors or any committee thereof while the Director who appointed him is present.

            88.4 Any natural person, who is not a member of the Board of Directors or an Alternate Director at that time, may act as an Alternate Director for a director. One person may not act as Alternate Director for several directors.

            88.5 The office of an Alternate Director shall be vacated under the circumstances, mutatis mutandis, set forth in
                        Article 87, and such office shall ipso facto be vacated if the Director who appointed such Alternate Director ceases to be a Director.

89.

            89.1 Subject to the provisions of any law which may not be stipulated upon and without derogating from the specific conditions relating to the appointment of External Directors as set forth in the Companies Law, a director shall not be disqualified by virtue of his office from holding another office in the Company or in any other company in which the Company is a shareholder or in which it has any other form of interest, or of entering into a contract with the Company, either as seller or buyer or otherwise. Likewise, no contract made by the Company or on its behalf in which a director has any form of interest may be attacked and a director shall not be obliged to account to the Company for any profit deriving from such office, or resulting from such contract, merely by virtue of the fact that he serves as a director or by reason of the fiduciary relationship thereby created, but such director shall be obliged to disclose to the Board of Directors the nature of any such interest at the first opportunity.


                        A general notice to the effect that a director is a member of a particular firm or a particular company and that he must be deemed to have an interest in any business with such firm or company shall be deemed to be adequate disclosure for purposes of this article in relation to such director, and after such general notice has been given, such director shall not be obliged to give special notice in relation to any particular business with such firm or such company.

            89.2 Subject to the provisions of the Law and these Articles, the Company shall be entitled to enter into a transaction in which an Office Holder therein, as this term is defined in the Law has a personal interest, directly or indirectly, and may enter into any contract or otherwise transact any business with any third party in which contract or business an Office Holder has a personal interest, directly or indirectly.

90. The Board of Directors shall elect one or more of its members to serve as the chairman of the Board of Directors, provided that nomination of the C.E.O as Chairman of the Board shall be subject to the provisions of Section 121(c) of the Law. The office of chairman of the Board of Directors shall be vacated in each of the cases mentioned in Articles 87.1 above and 91 below.

91. The Company may, by Ordinary Resolution, dismiss any of the elected directors, prior to the end of his term of office, and it shall be entitled, by Ordinary Resolution, to appoint another person in his place as a director of the Company. The above shall not apply to the dismissal and/or appointment of External Directors which shall be subject to the provisions of Sections 239 and 246 of the Companies Law. The person so appointed shall hold such office only for that period of time during which the director whom he replaces would have held office.

92.         A director shall not be obliged to hold any shares in the Company.

                                     C.E.O.
                                     ------

93.

            93.1 The Board of Directors shall, from time to time, appoint a C.E.O and subject to the provisions of the Law delineate his powers and authorities and his remuneration. The Board of Directors may dismiss the C.E.O or replace him at any time they deem fit.

            93.2 A C.E.O need not be a director or shareholder of the Company.


                        All the same provisions with regard to appointment, resignation and removal from office shall apply to the C.E.O if he is also a director, as apply to the Elected Directors. In addition to the matters set forth in
                        Article 87, where a C.E.O who serves as a director has ceased to hold one of these offices for any reason whatsoever, except if he has ceased to hold office of his own initiative, his appointment to the other office shall forthwith expire.

            93.3 The directors shall be entitled from time to time delegate to the C.E.O for the time being such of the powers they have pursuant to these Articles as they deem appropriate, and they shall be entitled to grant such powers for such period and for such purposes and on such conditions and with such restrictions as they deem expedient, and they shall be entitled to grant such powers without renouncing the powers and authorities of the directors in such regard, and they may, from time to time, revoke, annul and alter such powers and authorities, in whole or in part.

            93.4 Subject to the provisions of the Law, the remuneration of a C.E.O shall be fixed from time to time by the Board of Directors and it may be in the form of a fixed salary or commissions or a participation in profits, or in any other manner which may be decided by the Board of Directors.


                      Proceeding of the Board of Directors
                      ------------------------------------

94.

            94.1 The Board of Directors may meet in order to administer the business and may, subject to the provisions of the Law, adjourn its meetings and regulate its proceedings and operations as it deems fit. Without derogating from the above, as long as the Company is a "public company", as defined in the Companies Law, the Board of Directors shall convene at least once every three months. The Board of Directors may prescribe the quorum required for the conduct of business. Until otherwise decided a quorum shall be constituted if a majority of the directors holding office for the time being are present.

            94.2 Should a director or directors be barred from being present and voting at a meeting of the Board of Directors by virtue of the contents of Section 278 of the Law, the quorum shall be a majority of the directors entitled to be present and to vote at the meeting of the Board of Directors.

95. Any director, the C.E.O or the auditor of the Company in the event stipulated in Section 169 of the Law, may, at any time, demand the convening of a meeting of the Board of Directors. The Secretary shall be obliged, on such demand, to call such meeting on the date requested by the director or C.E.O soliciting such a meeting, provided that proper notice pursuant to Article 96.1 is given.

96.

            96.1 Every director shall be entitled to receive notice of meetings of the Board of Directors, and such notice may be in writing, e-mail or by facsimile or by telegram, sent to the last address given by the director for purposes of receiving notices, provided that the notice shall be given at least the minimum number of days permitted by applicable law and not less than forty-eight hours notice; Notwithstanding, the members of the Board of Directors present at any Board of Directors meeting and constituting a quorum may waive such forty-eight hours notice requirement, in which event such decision shall be reflected in the minutes of such Board of Directors meeting, and the resolution adopted at such meeting shall be deemed duly adopted by the Company.

            96.2 Subject to the limitations set forth in the Companies Law, every director shall be entitled to be present and to vote through a proxy at any meeting of the directors or at meetings of a committee of directors, provided that such proxy is appointed in writing under the signature of the person who appointed him. Such appointment may be of a general nature or for purposes of one meeting or several meetings. A proxy so appointed shall not be entitled to vote in place of the person who appointed him at any meeting of the Board of Directors or of a committee of directors at which the director who appointed him is himself present, or is represented thereat by the alternate he himself appointed.

97. Every meeting of the Board of Directors at which a quorum is present shall have all the powers and authorities vested for the time being in the Board of Directors.

98. Questions which arise at meetings of the Board of Directors shall be decided by a simple majority. In the case of an equality of votes of the Board of Directors, the chairman of the Board of Directors shall not have a second or casting vote, and the proposal shall be deemed to be defeated.


            If the chairman of the Board of Directors is not present within 30 (thirty) minutes after the time appointed for the meeting, the directors present shall elect one of their number to preside at such meeting, subject to the provisions of the Companies Law.

99. For the removal of doubt, it is recorded that subject to the provisions of the Law, an officer who is a director may be elected as permanent chairman of the Board of Directors.

100. The Board of Directors may adopt resolutions even without an actual meeting, on condition that all the Directors entitled to participate in the deliberations and to vote on the matter brought up for a decision agreed thereto.


            The delivery of the text of the resolution submitted for approval of the directors without the holding of a meeting of the Board of Directors shall be done in accordance with those rules which apply to the giving of notice in regard to the holding of meetings of directors, as set forth in Article 96 above.

101. The Board of Directors may hold meetings by use of any means of communication, on condition that all participating directors can hear each other at the same time. In the case of a resolution passed by way of telephone calls, a copy thereof shall be sent, as soon as possible thereafter, to the directors.


                   General Powers of the Board of Directors
                   ----------------------------------------

102. The administration of the business of the Company shall be in the hands of the Board of Directors, which shall be entitled to exercise all the powers and authorities and to perform any act and deed which the Company is entitled to exercise and to perform in accordance with its Memorandum of

            Association and these Articles or according to law, and in respect of which there is no provision or requirement in these Articles, or in the Law or/and in the U.S. rules, that same be exercised or done by the Company in a General Meeting.

103. The Board of Directors may, as it deems fit and subject to any law, delegate to a committee (hereinafter "Committee of Directors") its powers and authorities, in whole or in part. The Board of Directors may, from time to time, widen, curtail or revoke such delegation of powers and authorities. A Committee of Directors in exercising powers delegated to it by the Board of Directors shall comply with all the provisions and conditions prescribed by the Board of Directors, provided that the curtailment or revocation of powers and authorities by the Board of Directors shall not invalidate an act done prior thereto by a Committee of Directors or in accordance with its instructions, which would have been valid had the powers and authorities of the Committee of Directors not been altered or revoked by the Board of Directors. A Committee of Directors may be comprised of one director or of several directors, and persons who are not directors may be co-opted to it. As long as the Company is a public company as defined in the Companies Law, any Committee of Directors shall include at least one of the Company's External Directors.

104. The meetings and proceedings of every such Committee of Directors which is comprised of two or more members shall be conducted in accordance with the provisions contained in these Articles in regard to the regulating of the meetings and proceedings of the Board of Directors to the extent that same are suitable for this, and so long as no provisions have been made in replacement thereof by the Board of Directors.


                             Ratification of Actions
                             -----------------------

105. All acts done in good faith by the Board of Directors and/or a Committee of Directors or by a person acting as a member thereof shall be valid even if it is subsequently discovered that there was a defect in the appointment of the Board of Directors, the Committee of Directors or the member, as the case may be, or that the members, or one of them, was/were disqualified from being appointed as a director/s or to a Committee of Directors.

106.

            106.1 The Board of Directors may ratify any act the performance of which at the time of the ratification was within the scope of the authority of the Board of Directors.

            106.2 The General Meeting shall be entitled to ratify any act done by the Board of Directors and/or any Committee of Directors without authority, or acting ultra vires, or which was tainted by some other defect.

            106.3 From the time of the ratification, every act ratified as aforesaid, shall be treated as though lawfully performed from the outset.

107. The Board of Directors may, from time to time, in its absolute discretion, borrow or secure any amounts of money required by the Company for the conduct of its business.

108. The directors shall be entitled to raise or secure the repayment of an amount obtained by them, in such way and on such conditions and times as they deem fit. The directors shall be entitled to issue documents of undertaking - options, debentures or debenture stock, whether linked or redeemable, convertible debentures or debentures convertible into other securities, or debentures which carry a right to purchase shares or to purchase other securities, or any mortgage, pledge, collateral or other charge over the property of the Company and its undertaking, in whole or in part, whether present or future, including the uncalled share capital or the share capital which has been called but not yet paid.

            The deeds of undertaking, debentures of various types or other forms of collateral security may be issued at a discount, at a premium or otherwise and with such preferential or deferred or other rights, as the Board of Directors shall, from time to time, decide.


                                 Signing Powers
                                 --------------

109. Subject to any other resolution on the subject passed by the Board of Directors, the Company shall be bound only pursuant to a document in writing bearing its seal or its rubber stamp or its printed name, and the signature of whomever may be authorized by the Board of Directors, which shall be entitled to empower any person, either alone or jointly with another, even if he is not a shareholder of the Company or a director, to sign and act in the name and on behalf of the Company.

110. The Board of Directors shall be entitled to prescribe separate signing power in regard to different businesses of the Company and in respect of the limit of the amounts in respect of which such persons shall be authorized to sign.


              Secretary, Office-bearers, Clerks and Representatives
              -----------------------------------------------------

111. The Board of Directors shall be entitled, from time to time, to appoint a secretary for the Company, as well as office-bearers, clerks, employees and agents to such permanent, temporary or special positions, and to specify and change their titles, authorities, duties, salaries and their bonuses. The Board of Directors shall be entitled at any time, in its sole and absolute discretion, to terminate the services of one of more of the foregoing persons.

112. The Board of Directors may from time to time and at any time empower any person to serve as representative of the Company for such purposes and with such powers and authorities, instructions and discretions for such period and subject to such conditions as the Board of Directors shall deem appropriate. The Board of Directors may grant such person, inter alia, the power to transfer the authority, powers and discretions vested in him, in whole or in part. The Board of Directors may, from time to time, revoke, annul, vary or change any such power or authority, or all such powers or authorities collectively.


            Dividends, Bonus Shares, Funds and Capitalization of Funds and
            --------------------------------------------------------------
            Profits
            -------

113. The Board of Directors may, prior to recommending any dividend, set aside out of the profits of the Company such amounts as it deems fit for a reserve fund for extraordinary purposes or for the equalization of dividends or for special dividends, or for the repair, improvement, maintenance or replacement of the property of the Company, or for any other purpose, as the Board of Directors, in its sole and absolute discretion, shall deem expedient.

114. The Board of Directors shall be entitled to invest the amounts set aside as aforesaid in Article 113 above in any investments whatsoever, as it may deem fit, and from time to time deal with such investments and vary same, and make use thereof, as it deems fit, and it may divide the reserve fund into special funds in such manner as it deems fit, and may utilize a fund or part thereof for the business of the Company, without being obliged to keep same separate from the remaining assets of the Company.

115. No dividend shall be paid other than out of the Profits of the Company as such term is defined in the Law.

116. The Board of Directors may decide on the payment of a dividend or on the distribution of bonus shares.

117. A dividend in cash or bonus shares shall be paid or distributed, as the case may be, to the holders of the Ordinary Shares registered in the Register, pro rata to the nominal amount of capital paid up or credited as paid up on the shares, without reference to any premium which may have been paid thereon. However an amount paid on account of a share prior to the payment thereof having been called, or prior to the due date for payment thereof, and on which the Company is paying interest, shall not be taken into account for purposes of this article as an amount paid-up on account of the share.

118. Unless other instructions are given, it shall be permissible to pay any dividend by way of a check or payment order to be sent by post to the registered address of the shareholder or the person entitled thereto, or in the case of joint shareholders being registered, to the shareholder whose name stands first in the Register in relation to the joint shareholding. Every such check shall be made in favor of the person to whom it is sent. A receipt by the person whose name, on the date of declaration of the dividend, was registered in the Register as the owner of the shares, or in the case of joint holders, by one of the joint holders, shall serve as a discharge with regard to all the payments made in connection with such share.


            The directors shall be entitled to invest any dividend which has not been claimed for a period of one year after having been declared, or to make use thereof in any other way for the benefit of the Company until such time as it is claimed. The Company shall not be obliged to pay interest or linkage in respect of an unclaimed dividend.

119. Unless otherwise specified in the terms of issue of shares or of securities convertible into shares, or which grant a right to purchase shares, fully paid-up or credited as paid-up shares at any time shall confer on their holders the right to participate in the full dividends and in any other distribution the determining date for the right to receive same is the date at which the aforesaid shares were fully paid-up or credited as fully paid-up, as the case may be, or subsequent to such date.

120. A dividend or other beneficial rights in respect of shares shall not bear interest.

121. The Board of Directors shall be entitled to deduct from any dividend or other beneficial rights, all amounts of money which the holder of the share in respect of which the dividend is payable or in respect of which the other beneficial rights were given, may owe to the Company in respect of such share, whether or not the due date for payment thereof has arrived.

122. The Board of Directors shall be entitled to retain any dividend or bonus shares or other beneficial rights in respect of a share in relation to which the Company has a lien, and to utilize any such amount or the proceeds received from the sale of any bonus shares or other beneficial rights, for the discharge of the debts or liabilities in respect of which the Company has a lien.

123. The Board of Directors may decide that the dividend is to be paid in whole or in part, by way of a distribution of assets of the Company in kind, including by way of debentures or debenture stock of the Company, or shares or debentures or debenture stock of any other company, or in any other way.

124.

            124.1 The Board of Directors may, at any time and from time to time, decide that any portion of the amounts standing for the time being to the credit of any capital fund (including a fund created as a result of a revaluation of the assets of the Company), or which are held by the Company as profits available for distribution, shall be capitalized for distribution subject to and in accordance with the provisions of the Law and of these Articles, amongst those shareholders who are entitled thereto and pro rata to their entitlement under these Articles, provided that same shall not be paid in cash but shall serve for the payment up in full either at par or with a premium as prescribed by the Company, of shares which have not yet been issued or of debentures of the Company which shall be allotted and distributed amongst the shareholders in the aforesaid ratio as fully paid-up shares or debentures.

            124.2 The Board of Directors shall be entitled to distribute bonus shares and to decide that the bonus shares shall be of the same class which confers on the shareholders or the persons entitled thereto the right to participate in the distribution of bonus shares, or may decide that the bonus shares shall be of a uniform class to be distributed to each of the shareholders or persons entitled to shares as aforesaid, without reference to the class of shares conferring the right to participate in the distribution on the holder of the share or the person entitled thereto as aforesaid.

125.

            125.1 In every case that the Company issues bonus shares by way of a capitalization of profits or funds at a time at which securities issued by the Company are in circulation and confer on the holders thereof rights to convert same into shares in the share capital of the Company, or options to purchase shares in the share capital of the Company (such rights of conversion or options shall henceforth be referred to as the "Rights"), the directors shall be entitled (in a case that the Rights or part thereof shall not be otherwise adjusted in accordance with the terms of their issue) to transfer to a special fund designated for the distribution of bonus shares in the future (to be called by any name the directors may decide on and which shall henceforth be referred to as the "Special Fund") an amount equivalent to the nominal amount of the share capital to which some or all of the Rights they would have received as a result of the issue of bonus shares, had they exercised their rights prior to the determining date for the right to receive bonus shares, including rights to fractions of bonus shares, and in the case of a second or additional distribution of bonus shares in respect of which the Company acts pursuant to this Article, including entitlement stemming from a previous distribution of bonus shares.

            125.2 In the case of the allotment of shares by the Company as a consequence of the exercise of entitlement by the owners of shares in those cases in which the directors have made a transfer to the Special Fund in respect of the Rights pursuant to sub-article 125.1 above, the directors shall allot to such shareholder, in addition to the shares to which he is entitled by virtue of having exercised his rights, such number of fully paid-up shares the par value of which is equivalent to the amount transferred to the Special Fund in respect of his rights, by way of a capitalization to be done by the directors of an appropriate amount out of the Special Fund and the directors shall be entitled to decide on the manner of dealing with rights to fractions of shares in their sole discretion.

            125.3 If after any transfer to the Special Fund has been made the rights should lapse, or the period should end for the exercise of rights in respect of which the transfer was effected, without such rights being exercised, then any amount which was transferred to the Special Fund in respect of the aforesaid unexercised Rights shall be released from the Special Fund and the Company can deal with the amount so released in any manner it would have been entitled to deal therewith had such amount not been transferred to the Special Fund.

126. For the implementation of any resolution regarding a distribution of shares or debentures by way of a capitalization of profits as aforesaid, the directors may:

            126.1 Resolve any difficulty which may arise in regard to the distribution in such manner as they deem fit and may take all the steps they deem expedient in order to overcome such difficulty.

            126.2 Issue certificates in respect of fractions of shares, or decide that fractions of less than an amount to be decided by the Board of Directors shall not be taken into account for purposes of adjusting the rights of the shareholders or may sell the fractions of shares and pay the proceeds (net) to the persons entitled thereto.

            126.3 To sign or appoint a person to sign on behalf of the shareholders on any contract or other document which may be required for purposes of giving effect to the distribution and in particular they shall be entitled to sign or appoint a person who shall be entitled to appoint and submit a contract as referred to in Sections 291 and 292 of the Law.

            126.4 To make any arrangement or other scheme which is required in the opinion of the Board of Directors in order to facilitate the distribution.

127. The Board of Directors shall be entitled, as it deems appropriate and expedient, to appoint trustees or nominees for the holders of bearer share certificates who for a period as prescribed by the Company, have not applied to the Company to receive dividends, shares or debentures out of capital, or other benefits, and also for those registered shareholders who have failed to notify the Company of a change of their address and who have not applied to the Company in order to receive dividends, shares or debentures out of capital, or other benefits during the aforesaid period. Such nominees or trustees shall be appointed for the use, collection or receipt of dividends, shares or debentures out of capital and rights to subscribe for shares which have not yet been issued and which are offered to the shareholders but they shall not be entitled to transfer the shares in respect of which they were appointed, or to vote on the strength thereof. In all the conditions of trust or the appointment of nominees it shall be stipulated by the company that on first demand by a holder of a share in respect of which the trustees or nominees hold office the trustees or the nominees shall be obliged to return to such shareholder the share in question and/or all those rights held by them on his behalf (all as the case may be). Any act and arrangement done by such nominees or trustees and any agreement between the Board of Directors and nominees or trustees shall be valid and shall be binding in all respects.

128. The Board of Directors may from time to time prescribe the manner for payment of dividends or the distribution of bonus shares and the arrangement connected therewith. Without derogating from the generality of the foregoing, the Board of Directors shall be entitled to pay any dividends or moneys in respect of shares by sending a check via the post to the address of the holder of registered shares according to the address registered in the register of shareholders of the Company. Any dispatch of a check as aforesaid shall be done at the risk of the shareholder.


            In those cases in which the Board of Directors specifies the payment of a dividend, distribution of shares or debentures out of capital, or the grant of a right to subscribe for shares which have not yet been issued and which are offered to the shareholders against the delivery of an appropriate coupon attached to any share certificate, such payment, distribution or grant of right to subscribe against a suitable coupon to the holder of such coupon, shall constitute a discharge of the Company's debt in respect of such operation as against any person claiming a right to such payment, distribution or grant of right to subscribe, as the case may be.

129. If two or more persons are registered as joint holder of a share, each of them shall be entitled to give a valid receipt in respect of any dividend, share or debenture out of capital, or other moneys, or benefits, paid or granted in respect of such share.


                              Books of the Company
                              --------------------

130. The Board of Directors shall comply with all the provisions of the Law in regard to the recording of charges and the keeping and maintaining of a register of directors, register of shareholders and register of charges.

131. Any book, register and record the Company is obliged to keep in accordance with the Law or in pursuance of these Articles shall be conducted by recording in regular books, or by technical, mechanical or other means, as the Board of Directors shall decide.

132. The Company may subject to the provisions of the Law and any other law, maintain a register or registers of shareholders in any other country to which the aforesaid provisions apply where shareholders live in such other country, and may exercise all the powers mentioned in the Companies Ordinance with regard to such branch registers.


                                Books of Account
                                ----------------

133. The Board of Directors shall cause proper books of account in accordance with the provisions of the Law. The books of account shall be kept at the Office, or at such other place or places as the Board of Directors shall deem expedient, and shall at all times be open to the inspection of members of the Board of Directors. A shareholder of the Company who is not a member of the Board of Directors shall not have the right to inspect any books or accounts or documents of the Company, unless such right has been expressly granted to him by the Law, or if he has been permitted to do so by the Board of Directors or by the Company in a General Meeting.

134. The Board of Directors shall from time to time arrange and submit to the General Meeting a balance sheet and statement of income of the Company.


            A copy of the balance sheet and the statement of income shall be delivered to the shareholders registered in the Register in the manner prescribed in regard to the giving of notices, seven days prior to the meeting.


            The provisions of this article shall not make it obligatory to send a copy of the aforesaid documents to a shareholder whose address is unknown to the Company, or to more than one joint holder of a share. Any shareholder to whom a copy of the aforesaid documents is not sent, and also a person who produces to the Company a certificate from a bank in Israel to the effect that shares of the Company are held for him at such bank, shall be entitled to request to receive copies of such documents at the office of the Company.

135. At least once each year the accounts of the Company and the correctness of the statement of income and the balance sheet shall be audited and confirmed by an auditor or auditors.

136. The Company shall, in Annual Meeting, appoint an auditor or auditors who shall hold such position until the next Annual Meeting, and their appointment, their remuneration their rights and duties shall be subject to the provisions of the Law, provided, however, that in exercising its authority to fix the remuneration of the auditor(s), the shareholders in Annual Meeting may, by an Ordinary Resolution, act (and in the absence of any action in connection herewith shall be deemed to have so acted) to authorize the Board of Directors to fix such remuneration subject to such criteria or standards, if any, as may be provided in such Ordinary Resolution, and if no such criteria or standards are so provided, such remuneration shall be fixed in an amount commensurate each with the volume and nature of the services rendered by the auditor(s). By an act appointing such auditors, the Company may appoint the auditor(s) to serve for a period of up to the end of completion of the audit of the yearly financial statement for the three subsequent years.

137. The auditor shall be entitled to receive notices of every General Meeting of the Company and to attend such meetings and to express his opinions on all matters pertaining to his function as the auditor of the Company.

138. Subject to the provisions of the Law any act done by the auditors of the Company shall be valid as against any person doing business in good faith with the Company, notwithstanding any defect in the appointment or qualification of the auditors.


                                     Notices
                                     -------

139. Subject to any other provisions stated in the U.S. rules or the Companies Law, the Company shall give notice to its shareholders of any class by publishing a notice in one daily newspaper, and the date of publication in the newspaper shall be deemed to be the date on which the notice was received by the shareholders, or, in its discretion, as prescribed in Article 64 below.

140.        [reserved]

141.        [reserved]

142.        [reserved]


                          Reorganization of the Company
                          -----------------------------

143. On the sale of the Company's undertaking, the directors may, or in the case of a liquidation, the liquidators may, if authorized to do so by an Ordinary Resolution of the Company, accept fully or partly paid-up shares, or securities of another company, Israeli or foreign, whether in existence at such time or about to be formed in order to purchase the property of the Company, or part thereof, and if the profits of the Company so permit, the directors may - or in the case of a liquidation, the liquidators may - distribute the aforesaid shares or securities or any other property of the Company amongst the shareholders without realizing same, or may deposit same in the hands of trustees for the shareholders, and the General Meeting by Ordinary Resolution may decide, subject to the provisions of the Law, on the distribution or allotment of cash, shares or other securities, or the property of the Company and on the evaluation of the aforesaid securities or property at such price and in such manner as the meeting shall decide, and all the shareholders shall be obliged to accept any valuation or distribution permitted as aforesaid and to waive their rights in this regard, except in a case that the Company is about to be wound-up and is in the process of liquidation to such legal rights (if any) which, according to the provisions of the Law, may not be changed or modified.


                             Insurance and Indemnity
                             -----------------------

144. For purposes of these Articles, the term "Office Holder" shall mean every Director and every officer of the Company, including, without limitation, each of the persons defined as "Nosei Misra" in the Law.

145. Subject to the provisions of the Law, the Company shall be entitled to enter into a contract to insure all or part of the liability of an Office Holder of the Company, imposed on him in consequence of an act which he has performed by virtue of being an office holder, in respect of any of the following:

            145.1 The breach of a duty of care to the Company or to any other person;

            145.2 The breach of a fiduciary duty to the Company, provided that the officer acted in good faith and had reasonable grounds for believing that the action would not adversely affect the best interests of the Company;

            145.3 A pecuniary liability imposed on him in favor of any other person in respect of an act done in his capacity as an Office Holder.

146.

            146.1 The Company may undertake, in advance, to indemnify, or may indemnify, an Office Holder in respect of, a liability or expense (as referred to below) that may be imposed on such Office Holder (due to an act performed by him in his capacity as an Office Holder): The breach of a duty of care to the Company or to any other person that arises from those types of events which the Board of Directors deems to be foreseeable, and limited to those amounts determine by the Board of Directors to be reasonable under the circumstances; or

            146.2 that arises from an event that took place prior to the Company's giving such indemnity;

                        the liability and expense referred to above are as follows:

            146.3 A pecuniary liability imposed on him in favor of any other person in terms of a judgment, including a judgment given in the scope of a compromise or an arbitrator's ruling which is confirmed by the court, in respect of an act done by him in his capacity as an Office Holder of the Company;

            146.4 Reasonable costs of litigation, including attorneys' fees, incurred by the Office Holder, or which he is ordered by the court to pay in proceedings instituted against him by the Company, or on its behalf, or by any other person, or in a criminal indictment in which judgment is given in his favor or in respect of which he is acquitted, or in a criminal indictment in which he was convicted of a felony which does not require proof of criminal intent, in relation to an act done by him in his capacity as an Office Holder of the Company.

147. The Company may release exculpate and exempt, in advance, all or part of an Office Holder's liability to the Company for damage which arises from the breach of his duty of care to the Company (as such term is understood by Sections 252 and 253 of the Companies Law).

148. The provisions of these Articles are not intended, and shall not be interpreted, to restrict the Company in any manner in respect of the procurement of insurance and/or in respect of indemnification (i) in connection with any person who is not an Office Holder, including, without limitation, any employee, agent, consultant or contractor of the Company who is not an Office Holder, and/or (ii) in connection with any Office Holder to the extent that such insurance and/or indemnification is not specifically prohibited under law; provided that the procurement of any such insurance and/or the provision of any such indemnification shall be approved by the Board of Directors or in such manner as may be required by the Companies Law.


                                   Winding-Up
                                   ----------

149. Should the Company be wound up and the assets of the Company available for distribution amongst shareholders be insufficient to repay all the paid-up capital, such assets shall be divided in a manner whereby the losses shall, as far as possible, be borne by the shareholders pro rata to the nominal value of the paid-up capital on the shares held by each one of them, and if at the time of the winding-up the property of the Company available for distribution amongst the shareholders should exceed the amount sufficient for the repayment of the full nominal value of the paid-up capital at the time of commencement of the winding-up, the surplus shall be distributed to the shareholders pro rata to the paid-up capital held by each of them.